UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Soliciting Material Pursuant to §240.14a-12

YORK ENHANCED STRATEGIES FUND, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY

YORK ENHANCED STRATEGIES FUND, LLC

767 Fifth Avenue, 17th Floor

New York, NY  10153

[•][•], 2011

Dear Shareholder:

On behalf of the Board of Directors (the “Board”) of York Enhanced Strategies Fund, LLC, a Delaware limited liability company (the “Fund”), you are cordially invited to a special meeting of shareholders (the “Special Meeting”) of the Fund to be held at [•], Eastern time, on [•], at 767 Fifth Avenue, 17th Floor, New York, NY 10153, or any adjournment thereof.  Please take the time to read the enclosed proxy statement and cast your vote, because it covers matters that are important to the Fund and to you as a shareholder.

At the Special Meeting, shareholders of the Fund will be asked to approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution (the “Plan”), which will include the sale or other disposition of the Fund’s investments and distribution of net proceeds to its shareholders.  The Plan is discussed in detail in the enclosed proxy statement, which you should read carefully. After careful consideration, the Board, including those directors who are not interested persons of the Fund, approved, and recommends that shareholders vote FOR the liquidation and dissolution of the Fund pursuant to the Plan.

Holders of record of common shares of the Fund as of the close of business on [•][•], 2011 are entitled to vote at the Special Meeting and at any adjournment or postponement thereof by mail with the enclosed proxy card or in person at the Special Meeting.  The approval of the liquidation and dissolution of the Fund will require the affirmative vote of the holders of 75% of the common shares entitled to vote.  Please see the enclosed information, as well as your proxy card, for additional instructions on how to vote.

Your vote is important regardless of the number of common shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments or postponements, please take the time to read the enclosed proxy statement and cast your vote.

PLEASE RETURN YOUR COMPLETED PROXY CARD AS FOLLOWS:

(A)          VIA FACSIMILE TRANSMISSION TO THE ATTENTION OF VINAY MENDIRATTA AT THE FOLLOWING NUMBER:  646-607-8461

OR

(B)          VIA MAIL TO THE FOLLOWING ADDRESS: YORK CAPITAL MANAGEMENT, 767 FIFTH AVENUE, 17TH FLOOR, NEW YORK, NY 10153, ATTN: VINAY MENDIRATTA.

IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN [•], EASTERN TIME, ON [•][•], 2011.

We look forward to seeing you at the Special Meeting or receiving your proxy so your interests may be voted at the Special Meeting. If you have questions about the enclosed proxy statement, please contact York Capital Management at 767 Fifth Avenue, 17th Floor, New York, NY 10153, or by calling (212) 300-1300.

Sincerely,

JEFFREY A. WEBER
President
Dated: [•][•], 2011

IMPORTANT SHAREHOLDER INFORMATION

We encourage you to read the full text of the enclosed Proxy Statement containing important information about the proposed liquidation of York Enhanced Strategies Fund, LLC (the “Fund”). In addition, we are pleased to provide you with the following brief overview of the matters affecting the Fund that require your consideration and vote. Please vote promptly as your vote is important.

Who is asking for my vote?

The Board of Directors (the “Board”) of the Fund is requesting your vote at the special meeting of shareholders (the “Special Meeting”) of the Fund to be held on [•][•], 2011 or any adjournment or postponement thereof.

Who pays for this proxy expense?

The costs of preparing, assembling and mailing material in connection with the solicitation of proxies are being borne by the Fund.

What proposal am I being asked to vote on?

You are being asked to approve a proposal to liquidate and dissolve the Fund pursuant to the Plan of Liquidation and Dissolution (the “Plan”), which is attached to the enclosed proxy statement as Appendix A.

Why is the Board recommending this proposal?

As discussed in more detail in the attached proxy statement, the Fund was formed to focus primarily on credit-oriented investment opportunities in both the United States and Europe, while also selectively targeting equity opportunities.  At the formation of the Fund, it had locked-in term financing, resulting in a leveraged investment vehicle to pursue this investment objective.  However, as described in more detail in the enclosed proxy statement, (i) investment opportunities for a long-only registered fund, such as the Fund, have changed since the Fund’s inception and (ii) the Fund has redeemed its outstanding Series A-1 floating rate term preferred shares (the “Term Preferred Shares”) and the outstanding share of its Series A-2 preferred shares (the “Special Share,” and together with the Term Preferred Shares, the “Preferred Shares”) and repaid its outstanding debt (the “Notes”), reducing the assets of the Fund by an aggregate amount of $186,000,000.

The Board believes that the Fund will not be able to execute its initial investment strategy as effectively following the change in investment opportunities that has occurred in the global markets since the Fund’s inception and the repayment of the Notes and redemption of the Preferred Shares.  Because the Board believes this would adversely affect the ability of York Enhanced Strategies Management, LLC, the Fund’s investment manager, to manage the Fund, the Board, after consideration of several alternatives, including potential new term financing, determined that the liquidation and dissolution of the Fund is appropriate to, and in best interests of, the shareholders of the Fund and is recommending that you approve the liquidation and dissolution of the Fund pursuant to the Plan.

When will the Plan become effective?

The Plan will become effective as soon as practicable following approval of the Plan by the shareholders on such date as may be designated by the officers of the Fund (the “Effective Date”).  At that time, the Fund will cease regular business as an investment company.  The investment manager of the Fund will sell all of the investments held by the Fund, will discharge or make reasonable provisions for the payment of the Fund’s liabilities and will distribute the net proceeds to the shareholders of the Fund.  Distributions will be made in two or more liquidating distributions to the holders of the common shares of the Fund (the “Common Shares”) as soon as practicable following the Effective Date.  It is expected that the liquidating distribution to the Fund’s shareholders will be made in cash.

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What will I receive if the Fund is liquidated and dissolved?

After the Fund discharges or makes reasonable provisions for the payment of the Fund’s liabilities you will receive your proportionate interest in the net distributable assets of the Fund.  The Fund’s net asset value on December 31, 2010 was approximately $273,732,854 and, at such date, the Fund had 331,919 Common Shares outstanding.  Accordingly, the net asset value per Common Share was approximately $824.70. The Fund’s net asset value may be lower at the time of the distribution of assets to shareholders due to various factors.  The Fund’s net asset value could be adversely affected by transaction costs and expenses of liquidating the Fund’s securities and dissolving the Fund and the recording of liabilities, including the expected tax liability described in the proxy statement (i.e., as the Fund’s projected tax liability changes, the corresponding amount subtracted from the Fund’s net asset value will change).

When will the Fund be liquidated?

If the Plan of Liquidation is approved at the Special Meeting, we expect that the Fund will commence making liquidating distributions to Fund shareholders on or about [•][•], 2011, or such other date as the Board may determine, assuming that all conditions to the consummation of the Plan of Liquidation have been satisfied.  The Investment Manager currently expects that the Fund’s initial liquidating distribution will consist of approximately 80% of the Fund’s net assets.   The Investment Manager currently expects that approximately 17% of the remaining 20% of the Fund’s net assets will be distributed within six months after such initial distribution, and the remaining 3% retained in a reserve fund to deal with any disputed claims, contingent liabilities or unascertained liabilities of the Fund (the “Reserve Fund”).  Any assets held in a Reserve Fund remaining after all liabilities and claims have been ascertained and settled will be distributed to the shareholders of record as of the close of business on the Effective Date in a final liquidating distribution.  The above percentages and timing are based on the Investment Manager’s best estimate and reflect current market conditions.  There is no assurance that distributions will be made in such amounts or at such times.  Such distributions will be made as soon as reasonably practicable in such amounts as available from the net proceeds of the sale of assets by the Investment Manager.

What are the tax consequences for shareholders and the Fund as a result of the liquidation of the Fund?

Any liquidation of the Fund would constitute a taxable event for shareholders of Common Shares of the Fund for purposes of U.S. federal income taxes, except to the extent the Common Shares are held in a tax-advantaged product, plan or account or by a non-taxable foreign person. The difference in value between liquidation proceeds received (excluding any dividend distributions, which are not anticipated but which may be taxable at ordinary income rates) and your tax basis in your Fund shares will be treated as a taxable gain or loss, which will be a long-term or short-term gain or loss, depending on how long you have held your shares. You also may be subject to state, local or foreign taxes on any liquidation proceeds you receive.

Persons holding shares in the York Enhanced Strategies Feeder Fund, a Delaware Statutory Trust (the “Delaware Feeder”), are treated for U.S. federal income tax purposes as beneficial owners of their proportionate interest in the Common Shares held by the Delaware Feeder.  Accordingly, such persons will generally be taxed in the same manner as shareholders of Common Shares.

Persons holding shares in York Enhanced Strategies Feeder Fund (Cayman) Ltd. (the “Cayman Feeder”) are treated for U.S. federal income tax purpose as shareholders in a Cayman Islands corporation, which in turn is a shareholder of Common Shares.  Accordingly, the Cayman Feeder will generally be taxed as a shareholder of Common Shares with the Cayman Feeder expected to be treated as a non-taxable foreign person and as a result is expected not pay U.S. federal income taxes.  The Cayman Feeder and shareholders in the Cayman Feeder will not be subject to income taxes in the Cayman Islands.

You should consult your financial or tax advisor for further information about the impact any tax consequences, including tax consequences in the U. S. and foreign countries, may have in your own circumstances.

In addition, based on the current assets held by the Fund and the anticipated proceeds from the disposition of such assets in connection with the liquidation of the Fund, it is anticipated that if the Plan is approved and implemented, the Fund will be taxed as a regular corporation and will not be treated as a regulated investment

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company for U.S. federal income tax purposes for the taxable year ending December 31, 2011.  See note 2 of the financial statements for the Fund for the year ended December 31, 2010, which are included in the Fund’s Annual Report on Form N-CSR and attached to this proxy statement as Appendix B.  Accordingly, it is expected that the Fund will be subject to corporate-level federal, state and local income taxes for that period on its net taxable income, including investment income and net capital gains on sales of its assets in the liquidation process with such net capital gains being reduced by available capital loss carryforwards from 2010.  The Fund is currently accruing for these federal and state income taxes as income is recognized. The Fund will create a reserve for this tax liability prior to distributing any assets to shareholders. Assets in an amount equal to this reserve will not be included in the liquidation proceeds distributed to shareholders.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” the approval of the liquidation and dissolution of the Fund pursuant to the Plan.

What is the required vote?

The approval of the liquidation and dissolution of the Fund will require the affirmative vote of the holders of 75% of the Common Shares entitled to vote.

Who is eligible to vote?

Holders of record of Common Shares as of the close of business on [•][•], 2011 (the “Record Date”) are entitled to vote at the Special Meeting and at any adjournment or postponement thereof.  As of the Record Date, [•] Common Shares were outstanding and were held of record or beneficially by [•] shareholders.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each Common Share that you own on the Record Date.

How do I vote my shares?

You may vote your Common Shares by facsimile to the attention of Vinay Mendiratta at the following number:  646-607-8461 or by mail with the enclosed proxy card or in person at the Special Meeting.  If you specify a vote on the proxy card, your proxy will be voted as you indicate. If you simply sign, date, and return the proxy card, but do not specify a vote, your proxy will be voted FOR the proposal.

How do I sign the Proxy Card?

Please sign exactly as your name appears on the proxy card. When Common Shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

How can I obtain more information?

The Fund will furnish, without charge, a copy of the Fund’s most recent annual report and semi-annual report to shareholders of the Fund, upon request, which request may be made either by writing to the Fund at the address listed at the top of the Notice of Special Meeting of Shareholders or by calling Vinay Mendiratta of the Fund’s investment manager at 212-300-1300.

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YORK ENHANCED STRATEGIES FUND, LLC

767 Fifth Avenue, 17th Floor

New York, NY  10153

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [•][•], 2011

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of York Enhanced Strategies Fund, LLC, a Delaware limited liability company (the “Fund”), will be held at the offices of York Capital Management at 767 Fifth Avenue, 17th Floor, New York, NY 10153, at [•], on [•][•], 2011 at [•] a.m., Eastern time, or any adjournment thereof, for the following purposes:

1.             To approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution adopted by the Board of Directors of the Fund, which will include the sale or other disposition of the Fund’s investments and distribution of net proceeds to its shareholders.

2.             To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on [•][•], 2011 will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement of the Special Meeting.  Your attention is called to the enclosed proxy statement.  Regardless of whether you plan to attend the Special Meeting or any adjournment or postponement thereof, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, THE ENCLOSED PROXY CARD, so that a maximum number of common shares may be voted.

PLEASE RETURN YOUR COMPLETED PROXY CARD AS FOLLOWS:

(A)          VIA FACSIMILE TRANSMISSION TO THE ATTENTION OF VINAY MENDIRATTA AT THE FOLLOWING NUMBER:  646-607-8461

OR

(B)          VIA MAIL TO THE FOLLOWING ADDRESS: YORK CAPITAL MANAGEMENT, 767 FIFTH AVENUE, 17TH FLOOR, NEW YORK, NY 10153, ATTN: VINAY MENDIRATTA.

IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN [•], EASTERN TIME, ON [•][•], 2011.

Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised voting instructions card bearing a later date, by giving written notice of revocation to the Fund or by voting in person at the Special Meeting.  The Special Meeting may be adjourned, if necessary, to permit further solicitation of proxies on the proposal to approve the Plan of Liquidation and Dissolution.

By order of the Board of Directors,

ADAM J. SEMLER
Secretary

Dated: [•][•], 2011

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND RETURN YOUR PROXY.

YORK ENHANCED STRATEGIES FUND, LLC

767 Fifth Avenue, 17th Floor

New York, NY  10153

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

To Be Held on [•] [•], 2011

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of York Enhanced Strategies Fund, LLC (the “Fund”) for use at a Special Meeting of Shareholders of the Fund to be held at the offices of York Capital Management at 767 Fifth Avenue, 17th Floor, New York, NY 10153, on [•][•], 2011 at [•] a.m., Eastern time (the “Special Meeting”).

This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about [•][•], 2011.  Only shareholders of record at the close of business on [•][•], 2011 will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.  If you attend the Special Meeting, you may vote in person. If you would like to attend the Special Meeting, you may obtain directions by calling Vinay Mendiratta at 212-300-1300.  Any shareholder giving a proxy has the power to revoke it at any time before it is voted by attending the Meeting and voting in person or by submitting a new proxy card.

The following summarizes the proposals to be voted on at the Special Meeting:

1.                                       To approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution (the “Plan”) adopted by the Board, which will include the sale or other disposition of the Fund’s investments and distribution of net proceeds to its shareholders, attached as Appendix A hereto; and

2.                                       To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Board, including those directors who are not interested persons of the Fund, unanimously recommends that you vote “FOR” the proposal to liquidate and dissolve the Fund pursuant to the Plan.

In accordance with Delaware law and our Operating Agreement, we may, by a vote of the shareholders, in person or by proxy, adjourn the Special Meeting to a later date or dates, without changing the record date.  If we were to determine that an adjournment was desirable, the appointed proxies would use the discretionary authority granted pursuant to the proxy cards to vote in favor of such an adjournment.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders To Be Held on [•][•], 2011

The Proxy Statement is available, free of charge, at www.yorkcapital.com.

PROPOSAL 1: ADOPTION OF PLAN TO LIQUIDATE AND DISSOLVE THE FUND, WHICH WILL INCLUDE THE SALE OR OTHER DISPOSITION OF THE FUND’S INVESTMENTS AND DISTRIBUTION OF NET PROCEEDS TO ITS SHAREHOLDERS

Introduction.

The Fund is registered as a non-diversified closed-end management investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). The Fund received its initial funding on November 17, 2005 in connection with a private offering of its securities to qualified investors and commenced operations immediately thereafter. The term of the Fund was ten years, unless extended for up to two separate one-year periods, at the option of the shareholders.

The Fund was formed with a focus primarily on credit-oriented investments in both the United States and Europe, while also selectively targeting equity opportunities. The Fund’s objective is to realize compelling risk-adjusted returns that are uncorrelated to price changes in the public markets. The Fund invests in less liquid investments, such as mezzanine financing, bank loans, equity securities, rescue financing and bridge financing transactions.  At the time of formation of the Fund, it was leveraged.  Accordingly, the use of leverage created the opportunity for increased returns for holders of common shares of the Fund (the “Common Shares”), but also created increased risk of loss.

York Enhanced Strategies Management, LLC, a New York limited liability company (“York” or the “Investment Manager”) is the investment manager to the Fund.  The Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Investment Manager’s principal executive office is located at 767 Fifth Avenue, New York, NY 10153.  The Bank of New York Mellon is the administrator of the Fund.  The Bank of New York Mellon is located at One Wall Street, New York, NY 10286.

As of December 31, 2010, the Fund had 331,919 outstanding Common Shares, Series A-1 floating rate term preferred shares (the “Term Preferred Shares”) in the amount of $109,000,000, one Series A-2 preferred share (the “Special Share,” and together with the Term Preferred Shares, the “Preferred Shares”) in the amount of $1,000, and debt (the “Notes”) in the face amount of $216,000,000.  Payment of dividends, commitment fees and the redemption price on the Preferred Shares were guaranteed under the Insurance and Indemnity Agreement (the “Insurance Agreement”), dated as of November 17, 2005, between Ambac Assurance Corporation and the Fund.

The agreements related to the Notes and Preferred Shares, including the indenture governing the Notes and the Insurance Agreement, included covenants, which required a reduction of indebtedness or the redemption of the Preferred Shares in the event of non-compliance by the Fund in certain circumstances and prohibited dividends and other distributions on the Common Shares in certain circumstances.  Specifically, these agreements precluded dividend distributions to common shareholders for the foreseeable future because of a reduction in the Fund’s value as a result of, among other things, market conditions during the 2008 financial crisis.  The Investment Manager sought to amend the agreements relating to the Notes and Preferred Shares to permit dividend distributions, while maintaining the current locked-in term financing.  The counterparties to such agreements, however, were unwilling to amend the agreements.  As described in more detail below, the Board considered various alternatives and, as a result of, among other things, these restrictions and the inability to amend these agreements, the Fund decided to repay all of the outstanding Notes and satisfy and discharge the indenture governing the Notes and redeem all of the Preferred Shares and terminate the Insurance Agreement.  In addition, the Board, including those directors who are not interested persons of the Fund, has approved the Plan, under which the Fund’s assets will be liquidated after discharging of, or making reasonable provision for, the payment of all liabilities and expenses (including reserving funds from distribution to anticipate contingent or disputed liabilities).

As of February 7, 2011, the Fund has repaid all of the outstanding Notes and satisfied and discharged the indenture governing the Notes, redeemed all of the Preferred Shares, terminated the Insurance Agreement and terminated the pledge and intercreditor agreement releasing all liens on the assets in the Fund’s portfolio.  Accordingly, as of the date hereof, the Fund has no outstanding debt, no outstanding preferred shares and no liens on the assets in its portfolio.  The Board believes that, following the repayment of the Notes and redemption of the

Preferred Shares, the liquidation and dissolution of the Fund is appropriate to, and in best interests of, shareholders of the Fund.

Board’s Considerations.

The Fund was formed to focus primarily on credit-oriented investment opportunities in both the United States and Europe, while also selectively targeting equity opportunities.  At the formation of the Fund, it had locked-in term financing, resulting in a leveraged investment vehicle to pursue this investment objective.  However, for the reasons described above, the Fund has redeemed its outstanding Preferred Shares and repaid the outstanding Notes, reducing the assets of the Fund by an aggregate amount of $186,000,000.

At the direction of the Board, the Investment Manager evaluated several alternatives related to the Fund’s future prospects and provided recommendations to the Board, including obtaining new term financing.  The Investment Manager concluded that the costs associated with obtaining additional debt financing would be more than the costs that were associated with the Notes and the Preferred Shares.  Additionally, the Investment Manager concluded that the amount of debt financing available to the Fund would be less than the amount of leverage that was available through the Notes and the Preferred Shares.  The Investment Manager also believed that any alternative debt financing available to the Fund would have to be approved by the common shareholders because the fundamental structure of the Fund’s existing debt financing would change in a material manner, and such common shareholders should be given the opportunity to redeem the Common Shares from the Fund if they did not approve of the alternative debt financing.  The Investment Manager believed that although performance of the Fund remains strong a significant number of common shareholders would elect to redeem the Common Shares from the Fund if given the opportunity because of such common shareholders desire to receive liquidity in today’s market.  This would adversely affect the Investment Adviser’s ability to manage the Fund and would increase the expense ratio borne by the remaining shareholders.  Accordingly, the Investment Manager recommended liquidating the Fund.

The Board also considered the legal and contractual restrictions to which the Fund is subject and the feasibility of complying with these restrictions given the less attractive financing terms available to the Fund. As a registered closed-end investment company, the Fund is subject to restrictions on its ability to employ leverage. Specifically, it is prohibited under the 1940 Act from issuing senior securities representing indebtedness (i.e., bonds, debentures, notes and other similar securities) unless there is asset coverage of 300% for such indebtedness.  In addition, the Fund may issue preferred stock only if a 200% asset coverage test is satisfied.  While any senior securities remain outstanding, the Fund must make provisions to prohibit any distribution to its common shareholders or the repurchase of such Common Shares unless it meets the applicable asset coverage ratios at the time of the distribution or repurchase.  In addition to the restrictions under the 1940 Act, the Investment Manager believed that any alternative financing would likely contain additional restrictions on leverage.

The Investment Manager concluded, and advised the Board, that, as a result of (i) the restrictions on leverage and distributions to which it is subject as a closed-end investment company registered under the 1940 Act, (ii) the costs and administrative burden of monitoring compliance with these restrictions and (iii) the less favorable economic terms on which any new financing would be granted, the Fund would not be able to pursue its investment objective in an efficient and cost effective manner.

After consideration of several alternatives, including potential new term financing, and the Investment Manager’s recommendation, the Board concluded that the Fund will not be able to execute its initial investment strategy as effectively following the repayment of the Notes and redemption of the Preferred Shares.  Because the Board believes this would adversely affect the ability of the Investment Manager to manage the Fund and because of the Investment Manager’s belief that certain common shareholders have a preference for liquidity, the Board determined that the liquidation and dissolution of the Fund is appropriate to, and in best interests of, shareholders of the Fund.  On March 18, 2011, the Board, including those directors who are not interested persons of the Fund, adopted the Plan and directed that the Plan be submitted for consideration by the Fund’s shareholders.  The Board is recommending that you approve the liquidation and dissolution of the Fund pursuant to the Plan.

Tax Status of the Fund

As discussed in more detail in note 2 of the financial statements for the Fund for the year ended December 31, 2010, which are included in the Fund’s Annual Report on Form N-CSR and attached to this proxy statement as Appendix B, for the taxable year ended December 31, 2010, the Fund did not qualify as a regulated investment company that is accorded special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), due to a security holding that generated non-qualifying income in excess of 10% of the Fund’s total gross income.  Accordingly, the Fund is generally subject to U.S. federal, state and local income taxes at corporate rates on its net taxable income — generally, the sum of its net investment income and net capital gain net income (i.e., the excess of all capital gains over all capital losses) during its taxable year ended December 31, 2010.  The financial statements for the Fund for the year ended December 31, 2010, which includes the effect of the federal, state and local income taxes on the Fund, are included in the Fund’s Annual Report on Form N-CSR and attached to this proxy statement as Appendix B.

In addition, based on the current assets held by the Fund and the anticipated proceeds from the disposition of such assets in connection with the liquidation of the Fund, it is anticipated that if the Plan is approved and implemented, the Fund will be taxed as a regular corporation and will not be treated as a regulated investment company for U.S. federal income tax purposes for the taxable year ending December 31, 2011.  Accordingly, it is expected that the Fund will be subject to corporate-level federal, state and local income taxes for that period on its net taxable income, including investment income and net capital gains on sales of its assets in the liquidation process with such net capital gains being reduced by available capital loss carryforwards from 2010.  The Fund is currently accruing for these federal, state and local income taxes as income is recognized. The Fund will create a reserve for this tax liability prior to distributing any assets to shareholders. Assets in an amount equal to this reserve will not be included in the liquidation proceeds distributed to shareholders.  If the Plan, however, is not approved by the shareholders, the Fund’s status as a regular corporation for U.S. federal income tax purposes for the taxable year ending December 31, 2011 may not be as advantageous to the Fund and its shareholders as qualifying as a regulated investment company under the Code for 2011 and future years.

Summary of the Plan of Liquidation and Dissolution.

The following summarizes the material provisions of the Plan. It does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached hereto as Appendix A. Shareholders are urged to read the Plan in its entirety.

Effective Date of the Plan and Cessation of the Fund’s Activities.  The Plan will become effective as soon as practicable following approval of the Plan by the shareholders on such date as may be designated by the officers of the Fund (the “Effective Date”).  After the Effective Date, the Fund will cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, liquidating any remaining portfolio securities, discharging or making reasonable provision for the payment of all liabilities and distributing its remaining assets to the shareholders of record as of the close of business on the Effective Date (the “Effective Date Shareholders”) in accordance with the Plan.

Closing of Share Register Books of the Fund.  The proportionate interests of the Effective Date Shareholders in the assets of the Fund will be fixed on the basis of their respective share holdings on the Effective Date. At such time, the share register books of the Fund will be closed. Thereafter, unless the share register books of the Fund are reopened because the Plan cannot be carried into effect or otherwise, the Effective Date Shareholders’ respective interests in the Fund’s assets will not be transferable by the negotiation of share certificates.

Liquidation of Assets and Payment of Liabilities.  After the Effective Date, the Fund will sell any of its remaining portfolio securities and other assets for cash at such prices and on such terms and conditions as the Investment Manager determines to be reasonable and in the best interests the Effective Date Shareholders and the Fund.  The Fund’s net asset value and the aggregate proceeds of the disposition of the Fund’s remaining portfolio securities, if any, net of the Fund’s liabilities, will be subject to market changes prior to the disposition of the Fund’s remaining portfolio securities, if any.  Additionally, the Fund’s net asset value may be lower at the time of the distribution of assets to shareholders due to transaction costs and expenses of liquidating the Fund’s securities and dissolving the Fund and the recording of liabilities, including the expected tax liability.  The Fund will apply such proceeds and its current cash and cash equivalent assets first to the payment, satisfaction and discharge of all outstanding debts and obligations of the Fund, including premiums for continuing liability insurance. The Fund will determine the amounts of any disputed claims, contingent liabilities and unascertained liabilities of the Fund and may, as described below, withhold from its assets amounts to address such liabilities. The Fund will distribute, in two or more liquidating distributions, its remaining net assets among the Effective Date Shareholders.

Reservation of Fund Assets.  The Fund may, if deemed appropriate by the Investment Manager, withhold from distributable amounts sufficient assets, including through the use of one or more trusts, escrows, reserve funds, plans or other arrangements, as may be determined by the Board and officers of the Fund (collectively “Reserve Funds”), to address any disputed claims or contingent liabilities which may then exist against the Fund, as may be determined by the Board and officers of the Fund, or unascertained liabilities as may be estimated by the Board and officers of the Fund. Any amount withheld in Reserve Funds will be deducted pro rata from the net assets distributable to Effective Date Shareholders and held until such liabilities are settled or otherwise determined.

Liquidation Distributions.   The distribution of the Fund’s assets will be made in two or more liquidating distributions in complete cancellation of all outstanding Common Shares. The Investment Manager expects that the Fund will make a liquidating distribution which will consist of cash representing all or a substantial portion of the net assets of the Fund, less (i) any estimated amount necessary to discharge any outstanding liabilities and obligations of the Fund on the Fund’s books as of the date of such distribution (including, but not limited to, expenses relating to audit, tax, and legal services provided to the Fund) and (ii) any amounts held in Reserve Funds or otherwise withheld to deal with any pending expenses relating to audit, tax, and legal services provided to the Fund, disputed claims, contingent liabilities or unascertained liabilities of the Fund. If additional subsequent liquidating distributions are made, such distributions are expected to consist of cash from any assets remaining after accrual of expenses or payment or other cancellation of liabilities, the proceeds of any sale of assets of the Fund not liquidated previously and any other miscellaneous income of the Fund. The Investment Manager currently expects that the Fund’s initial liquidating distribution will consist of approximately 80% of the Fund’s net assets.   The Investment Manager currently expects that approximately 17% of the remaining 20% of the Fund’s net assets will be distributed within six months of such initial distribution, and the remaining 3% held back in a Reserve Fund to deal with any disputed claims, contingent liabilities or unascertained liabilities of the Fund. Any Fund assets held in a Reserve Fund remaining after all liabilities and claims have been ascertained and settled will be distributed to Effective Date Shareholders in a final liquidating distribution.

The Fund does not currently intend to create a separate trust to administer liquidating distributions; however, in the event the Fund is unable to distribute all of its assets pursuant to the Plan, the Fund may create a liquidating trust with a financial institution and deposit any remaining assets of the Fund in such trust for the benefit of Effective Date Shareholders. The expenses of any such trust will be charged against the liquidating distributions held therein.

Effective Date Shareholders will receive their liquidating distributions without further action on their part. Effective Date Shareholders holding certificates representing their Common Shares may, but are not required to, return their share certificates to the Fund’s transfer agent. Upon the mailing of the final liquidating distribution, all outstanding Common Shares will be deemed cancelled and share certificates of the Fund will no longer evidence an ownership interest in the Fund and will not be accepted by the Fund’s transfer agent. Effective Date Shareholders whose Common Shares are held in the name of their broker or other financial institution will receive their liquidating distributions through such shareholders’ nominee firms. All Effective Date Shareholders will receive information concerning the sources of the liquidating distributions.

Assets held in Reserve Funds in excess of the amounts required to discharge the Fund’s contingent or unascertained liabilities following the settlement or determination of such liabilities will be distributed to Effective Date Shareholders pursuant to the terms of such Reserve Funds. Any distribution to Effective Date Shareholders of assets held in Reserve Funds may occur after the conclusion of the liquidation period and the payment of the final liquidating distribution.

The percentages and timing contained above are based on the Investment Manager’s best estimate and reflect current market conditions.  There is no assurance that distributions will be made in such amounts or at such times.  Such distributions will be made as soon as reasonably practicable in such amounts as available from the net proceeds of the sale of assets by the Investment Manager.

Expenses of Liquidation and Dissolution.  The expenses incurred in carrying out the terms of the Plan will be borne by the Fund. Expenses expected by the Investment Manager to be incurred in connection with the Plan include, but are not limited to, expenses incurred in connection with the preparation of the Plan and this Proxy Statement, costs of printing and distributing this Proxy Statement and the enclosed proxy card and soliciting the votes of Record Date Shareholders of the Fund, federal and state filing fees, legal and audit fees, and premiums for continuing liability insurance.

Dissolution of the Fund.  As soon as practicable after the payment of the final liquidating distribution, the officers of the Fund will close the books of the Fund and prepare and file, in a timely manner, any and all required income tax returns and other documents and instruments. Pursuant to the Plan, the Fund will de-register as an investment company under the 1940 Act and thereafter dissolve under Delaware law.

Amendment or Abandonment of the Plan.  The Plan provides that the Board may modify or amend the Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its shareholders. If any amendment or modification would, in the judgment of the Board, materially and adversely (i) affect the interests of shareholders or (ii) delay the payment of liquidating distributions, such amendment or modification will be submitted to shareholders for approval. In addition, the Board may abandon the Plan at any time prior to the payment of the final liquidating distribution, if the Board determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

Appraisal Rights.  Under Delaware law, shareholders will not be entitled to appraisal rights in connection with the Plan.

U.S. Federal Income Tax Consequences of the Liquidation

The following is a general discussion of certain material U.S. federal income tax consequences to shareholders of the liquidation and dissolution of the Fund. This summary does not describe U.S. federal estate and gift tax considerations or any state and local tax considerations within the United States, nor does it address any non-U.S. income or other tax considerations. It does not purport to be a comprehensive description of all of the U.S. tax considerations that may be relevant to a particular person’s decision to vote to approve the proposal to liquidate and dissolve the Fund.  You should consult your financial or tax advisor for further information about the impact any tax consequences may have in your own circumstances.

Shareholders of Common Shares of the Fund

In the case of shareholders of Common Shares, payment by the Fund of liquidating distributions to Effective Date Shareholders will be a taxable event, as described below, except to the extent the Common Shares are held in a tax-advantaged product, plan or account or by a non-taxable foreign person.  Because the income tax consequences for a particular shareholder may vary depending on individual circumstances, each shareholder is urged to consult his or her own tax adviser concerning the U.S. federal, state and local and foreign tax consequences of receipt of a liquidating distribution.

For the taxable year ended December 31, 2010, the Fund did not qualify as a regulated investment company under the Code.  Assuming the Plan of Liquidation is approved and implemented, it is anticipated that the Fund will not be treated as a regulated investment company for U.S. federal income tax purposes for the taxable year ending December 31, 2011.  Accordingly, it will be taxed as a regular corporation required to pay corporate level U.S. federal, state and local income taxes on its net taxable income, including investment income and net capital gains (the excess of net long-term capital gain over net short-term capital loss), including net gains on any sales or other dispositions of its assets during the liquidation process with such net capital gains being reduced by available capital loss carryforwards from 2010.  The Fund is currently accruing for these federal, state and local income taxes as income is recognized. The Fund will create a reserve for this tax liability prior to distributing any assets to shareholders. Assets in an amount equal to this reserve will not be included in the liquidation proceeds distributed to shareholders.  If the Plan, however, is not approved by the shareholders, the Fund’s status as a regular corporation for U.S. federal income tax purposes may not be as advantageous to the Fund and its shareholders as qualifying as a regulated investment company under the Code for 2011 and future years.

In the case of Effective Date Shareholders who are U.S. persons as determined for U.S. federal income tax purposes, generally the receipt of liquidating distributions (excluding any dividend distributions, which are not anticipated but which may be taxable at ordinary income rates) in exchange for Common Shares will be a taxable event. Each such Effective Date Shareholder will be treated as having sold his or her Common Shares for an amount equal to the liquidating distribution(s) he or she receives. The amount of a liquidating distribution will equal the sum of (i) the amount of cash received by the Effective Date Shareholder and, (ii) if the Fund establishes a liquidating trust, the net fair market value of such Effective Date Shareholder’s share of the Fund’s assets (net of known liabilities) that are transferred to the liquidating trust. Each Effective Date Shareholder will recognize gain or loss in an amount equal to the difference between the Effective Date Shareholder’s adjusted basis in Common Shares and the total amount of such liquidating distribution(s). The gain or loss will be capital gain or loss to the Effective Date Shareholder if the Common Shares were held as capital assets in the Effective Date Shareholder’s hands, and generally will be long-term if the Common Shares were held for more than one year at the time of the liquidating distribution. Long-term capital gains are currently taxed to individual shareholders at a maximum 15% U.S. federal income tax rate through the end of 2012.  If the Fund establishes a liquidating trust, then all income, gain, loss, deduction and expense of the liquidating trust will be attributed to the Effective Date Shareholders in accordance with their respective proportionate interests in the liquidating trust.

The Fund generally will be required to withhold tax at the rate of 28% with respect to any liquidating distribution(s) to individuals and certain other non-corporate shareholders who have not previously certified to the Fund that their social security number or taxpayer identification number provided to the Fund is correct and that they are not subject to backup withholding.

It is anticipated that the Fund will not constitute a “United States real property holding corporation” under section 897 of the Code.  Accordingly, Effective Date Shareholders who are not U.S. persons as determined for U.S. federal income tax purposes generally will not be subject to U.S. federal income tax on any gain recognized on the liquidation of the Fund, unless (1) the gain is “effectively connected” with their conduct of a trade or business in the United States, and the gain is attributable to a permanent establishment (or in the case of an individual, a fixed place of business) that they maintain in the United States if such attribution to a permanent establishment is required by an applicable income tax treaty as a condition for subjecting them to U.S. taxation on a net income basis; or (2) in the case of individuals, they are present in the United States for 183 or more days in the taxable year of such sale, exchange or other disposition and certain other conditions are met.

In the first case, a non-U.S. person will be taxed in the same manner as a U.S. person. In the second case, the non-U.S. person who is an individual will be subject to U.S. federal income tax at a rate of 30% on the amount by which such non-U.S. person’s U.S.-source capital gains exceed U.S.-source capital losses.

If the Effective Date Shareholders are corporate non-U.S. persons, “effectively connected” gains that they recognize may also, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or at a lower rate if they are eligible for the benefits of an income tax treaty that provides for a lower rate.

Shareholders in the Delaware Feeder and the Cayman Feeder

Persons holding shares in the York Enhanced Strategies Feeder Fund, a Delaware Statutory Trust (the “Delaware Feeder”), are treated for U.S. federal income tax purposes as beneficial owners of their proportionate interest in the Common Shares held by the Delaware Feeder.  Accordingly, such persons will generally be taxed in the same manner as shareholders of Common Shares, as described above.

Persons holding shares in the York Enhanced Strategies Feeder Fund (Cayman) Ltd. (the “Cayman Feeder”) are treated for U.S. federal income tax purpose as shareholders in a Cayman Islands corporation, which in turn is a shareholder of Common Shares.  Accordingly, the Cayman Feeder will generally be taxed as a shareholder of Common Shares with the Cayman Feeder expected to be treated as a non-taxable foreign person.  As a result, the

Cayman Feeder is expected to not be subject to U.S. federal income tax on any gain recognized on the liquidation of the Fund provided the Cayman Feeder does not pay U.S. federal income taxes under the rules described above.  In addition, the Cayman Feeder and shareholders in the Cayman Feeder are expected to not be subject to income taxes in the Cayman Islands.

You should consult your financial or tax advisor for further information about the impact any tax consequences, including tax consequences in the United States and foreign countries, may have in your own circumstances.

Considerations with Respect to Tax Discussion

This discussion is based upon the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the tax consequences that may be relevant to a particular shareholder of Common Shares or a shareholder of the Delaware Feeder or the Cayman Feeder, or to shareholders subject to special treatment under U.S. federal income tax law. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered and will not render any legal opinion regarding any tax consequences relating to the liquidation of the Fund or, if relevant, the liquidating trust. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth above. Furthermore, this summary does not address state, local or foreign tax consequences. Shareholders of Common Shares or a shareholder of the Delaware Feeder and the Cayman Feeder are urged to consult their own tax advisers as to the U.S. federal income tax consequences resulting from receiving a liquidating distribution(s), including as a result of the creation of a liquidating trust, as well as any tax consequences under any applicable state, local or foreign tax laws, including possible changes in tax law.

Interests of Management in the Liquidation and Dissolution.

James G. Dinan and Daniel Schwartz, two members of the Fund’s Investment Committee, which is described below, own Common Shares indirectly through an investment in a special purpose vehicle.  Jeffrey A. Weber and Adam J. Semler, two executive officers of the Fund, own Common Shares indirectly through an investment in a special purpose vehicle.  Messers. Dinan, Schwartz, Weber and Semler will receive the same distribution per Common Share, if any, as any other shareholder.  No other directors or executive officers own Common Shares.  See “Security Ownership of Certain Beneficial Owners and Management,” which is as of December 31, 2010.

Conclusion

The Board unanimously recommends that you vote “FOR” Proposal 1 to liquidate and dissolve the Fund.

VOTING INFORMATION

Required Vote.

To become effective, the proposal to liquidate and dissolve the Fund requires the affirmative vote of the holders of at least 75% of the outstanding Common Shares.  All Common Shares will vote in the aggregate and each share will have one vote.

Record Date.

Only shareholders of record at the close of business on [•][•], 2011 will be entitled to vote at the Special Meeting. On that date, [•] Common Shares were outstanding and were held of record or beneficially by [•] shareholders.

Quorum, Abstentions and Postponements or Adjournments.

A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of one-third of the outstanding Common Shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and “broker non-votes” (that is, Common Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be treated as Common Shares that are present at the Special Meeting but that have not been voted.  Assuming the presence of a quorum, abstentions and “broker non-votes” have the effect of a vote against the proposal.

In the event that a quorum is not present at the Special Meeting (or at any adjournment thereof) or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more postponements or adjournments of the Special Meeting to permit the further solicitation of proxies. Any such postponement or adjournment will require the affirmative vote of more than 50% of the Common Shares voted on such matter.  If a quorum is not present, the persons named as proxies will vote the proxies in favor of adjournment. However, if a quorum is present at the Special Meeting but it appears that the proposal may not receive shareholder approval, the persons named as proxies will vote the proxies in accordance with their judgment on such matter.

Revocation of Proxy.

Any shareholder giving a proxy may revoke it at any time prior to its exercise by delivering to the Fund a written revocation or a duly executed proxy bearing a later date or by notifying the Fund at any time before his or her proxy is voted that he or she will be present at the Special Meeting and wishes to vote in person.  Please note that being present at the Special Meeting alone does not revoke a previously executed and returned proxy.

INVESTMENT MANAGER

The Investment Manager through the investment committee of the Fund (the “Investment Committee”), which is comprised of James G. Dinan, Daniel A. Schwartz and Jeanne L. Manischewitz, manages the day-to-day management of the Fund’s investments. The Investment Committee reviews and discusses the purchase and sale of Fund investments. Any purchase or sale of any investment of the Fund must be approved in advance by at least one member of the Investment Committee. All members of the committee have equal authority. Consequently, there are no individual roles of Investment Committee members. The following information about the members of the Investment Committee is as of the date of this report.

JAMES G. DINAN. Jamie founded York in September 1991 and is the Chairman and Chief Executive Officer of York Capital Management (the “Firm”). He is also the Co-Portfolio Manager of various York funds managed pursuant to a multi-strategy approach.  From 1985 to 1991, he worked at Kellner, DiLeo & Co., where he became a General Partner and was responsible for investing in risk arbitrage and special situation investments, including distressed securities, high yield bonds and short selling. From 1981 to 1983, Jamie was an investment banker at Donaldson, Lufkin & Jenrette, Inc., where he was involved in a broad range of corporate finance and merger and acquisition activities. Jamie currently is the Chairman of the Board of Trustees of the Museum of the City of New York, a member of the Board of Trustees of the Hospital for Special Surgery, the Harvard Business School’s Board of Dean’s Advisors, a member of the Wharton Undergraduate Executive Board at the University of Pennsylvania, and a board member of the Alternative Investment Management Association. Jamie received a B.S. in Economics, summa cum laude, from the Wharton School of the University of Pennsylvania and an M.B.A. from the Harvard Business School.

DANIEL A. SCHWARTZ. Dan joined York Capital in March 1993 and is the Chief Investment Officer and a managing partner of the Firm. He is also the Co-Portfolio Manager of the York Select funds, a Co-Portfolio Manager of the York Credit Opportunities funds and the Co-Portfolio Manager of various York funds managed pursuant to a multi-strategy approach. From 1990 to 1993, he worked as an Associate at Morgan Stanley & Co., Inc., spending two years in the Investment Banking Group and one year in the Global Equity Derivatives Group. Dan is currently a member, in his capacity as a York employee, of the Investment Committee of Arch Bay Capital, LLC.  Additionally, he is currently a member of the Board of Trustees of Yeshiva University and a Member of the Board of American Friends of Shalva and Friends of United Hatzalah. Dan received a B.A., magna cum laude, from Yeshiva University and an M.S. in Industrial Engineering from Columbia University.

JEANNE MANISCHEWITZ.  Jeanne joined York in March 2005 and is a Senior Managing Director of the Firm, focusing on credit investments. She is also a Co-Portfolio Manager of the York Enhanced Strategies Fund.  From 2002 to 2005, Jeanne worked as a Senior Credit Analyst and Trader at Moore Capital Advisors LLC.  From 1998 to 2002, she was a Vice President and Distressed Credit Analyst at Halcyon Partnerships.  For the two years prior, she was an investment banker at Salomon Smith Barney Holdings Inc.  Jeanne received a B.A. in Philosophy from Princeton University.

Except for the Fund, the Investment Manager does not manage any registered investment companies. Affiliates of the Investment Manager serve as investment managers for other pooled investment vehicles across eight hedge fund strategies, a private equity fund targeting control investments in distressed operating companies and a fund focused on distressed residential whole loan mortgages and related assets. The assets under management (“AUM”) for these funds are approximately $14.7 billion as of December 31, 2010.(1) An affiliate of the Investment Manager also serves as investment manager for five separately managed accounts (together with the pooled investment vehicles, the “Unregistered Funds”).

The Investment Manager is an affiliate of York Capital Management Global Advisors, LLC (“Global Advisors”), which does business under the name “York Capital Management.”  The Investment Manager shares personnel, office space, facilities and systems with affiliates of Global Advisors. Global Advisors is a registered investment adviser and, through its affiliates, provides administrative and investment advisory services to the Unregistered Funds and the Fund.

(1)  The amount includes both committed and drawn capital for the private equity fund and the residential mortgage fund.

OFFICERS

Name, Date of Birth and Address of Executive Officer	Position(s) held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

James G. Dinan, Born May, 1959 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Executive Officer	Since 2005	Mr. Dinan founded York Capital in 1991 and is the Chief Executive Officer of York Capital and is its senior managing member.

Jeffrey A. Weber, Born March, 1965 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	President	Since 2005

Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William A.M. Burden & Co., L.P., most recently as its President and Chief Executive Officer.

Adam J. Semler, Born July, 1964 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Financial Officer and Secretary	Since 2005

Mr. Semler joined York Capital in November 1995 and is the Chief Operating Officer and member of the managing partner of York Capital. Prior to his current role, Mr. Semler was the Chief Financial Officer of York Capital.

Mark D. Schein, Born October, 1966 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Compliance Officer	Since 2005

Mr. Schein joined York Capital in January 2005 and is the Chief Compliance Officer of York Capital. From 2001 to 2004, he worked at U.S. Trust Company and Schwab Capital Markets in their compliance departments.

*  Each Officer serves an indefinite term, until his or her successor is elected.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Shares as of December 31, 2010 for: (1) each person known to us to be the beneficial owner of more than 5% of the Common Shares; (2) each of our directors; (3) each of our executive officers; and (4) all directors and executive officers as a group.  We have determined beneficial ownership in accordance with the rules of the SEC. We believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all Common Shares that they beneficially own.

Name of Beneficial Owner*	Common Shares Currently Owned	Percent of Class(1)
York Enhanced Strategies Feeder Fund (2)	157,232	47.4%
York Enhanced Strategies Feeder Fund (Cayman) Ltd. (2)(3)	73,527	22.2%
James G. Dinan	16,980	5.1%
Jeffrey A. Weber	510	0.15%
Adam J. Semler	255	—
Mark D. Schein	—	—
David B. Meltzer	—	—
Newton P.S. Merrill	—	—
Robert I. Choi	—	—
Directors and executive officers as a group (7 persons)	17,745	5.3%

* Unless otherwise noted below, the address of the persons and entities listed on the table is 767 Fifth Avenue, 17th Floor, New York, NY 10153.

(1) Less than 0.10%, except as otherwise indicated.

 (2) The Delaware Feeder Fund and the Cayman Feeder Fund have been established as entities whose sole investment is in Common Shares.

 (3) The address for the Cayman Feeder Fund is M&C Corporate Services Limited, P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands.

SHAREHOLDER PROPOSALS

As a general matter, the Fund does not hold annual meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders (assuming that the Fund is not liquidated as proposed) should send their written proposals to York Capital Management, 767 Fifth Avenue, 17th Floor, New York, NY 10153, Attn: Vinay Mendiratta.  Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund’s meeting.  Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders may receive a copy of the Fund’s Annual Report for the fiscal year ended December 31, 2010, and the Fund’s Semi-Annual Report for the six months ended June 30, 2010, without charge by contacting Vinay Mendiratta of the Investment Manager at 212-300-1300 or writing to the Fund at York Capital Management, 767 Fifth Avenue, 17th Floor, New York, NY 10153, Attn: Vinay Mendiratta.

All of these documents are also on file with the SEC. Shareholders may view or obtain these documents from the SEC (i) in person: at the SEC’s Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov or (v) by Internet: www.sec.gov.

EXPENSES OF PROXY SOLICITATION

It is expected that the solicitation of proxies will be primarily by mail. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Fund. The Investment Manager and the Fund’s officers may assist in the solicitation of proxies by telephone, telegraph, facsimile, e-mail or personal interview. In addition, the Fund will bear the expense of the Special Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing the Notice of Special Meeting and this Proxy Statement and enclosures. All of these expenses will be borne by the Fund as an expense of the liquidation. See “Summary of the Plan of Liquidation and Dissolution — Expenses of Liquidation and Dissolution,” above.

HOUSEHOLDING

Only one Proxy Statement is being delivered to multiple shareholders sharing an address unless the Fund has received contrary instructions from one or more of the shareholders. The Fund will deliver promptly upon request a separate copy of the Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered. Shareholders can notify the Fund that they would like to receive a separate copy of the Proxy Statement by submitting a request in writing to the Fund at: York Capital Management, 767 Fifth Avenue, 17th Floor, New York, NY 10153, Attn: Vinay Mendiratta.

APPENDIX A

PLAN OF LIQUIDATION AND DISSOLUTION

YORK ENHANCED STRATEGIES FUND, LLC

PLAN OF LIQUIDATION AND DISSOLUTION

The following Plan of Liquidation and Dissolution (the “Plan”) of York Enhanced Strategies Fund, LLC, a Delaware limited liability company (the “Fund”), which has registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the provisions of the Company’s Limited Liability Company Operating Agreement (the “LLC Agreement”) and the Delaware Limited Liability Company Act (the “Act”).

WHEREAS, the Company’s Board of Directors (the “Board”), at a meeting of the Board held on December 21, 2010, unanimously deemed that in its judgment it is advisable to liquidate and dissolve the Fund;

WHEREAS, the Board unanimously adopted and approved this Plan on March 18, 2011 as the method of liquidating and dissolving the Company as being advisable and in the best interest of the Fund and its shareholders and directed that this Plan be submitted to the shareholders of the Company for approval.

NOW, THEREFORE, the liquidation and dissolution of the Company shall be carried out in the manner hereinafter set forth:

1.     ADOPTION OF THE PLAN.  This Plan shall be submitted to the shareholders of the Fund and is subject to the affirmative vote of at least 75% of the outstanding common shares of the Fund.  Such approval of the Plan shall constitute approval by the shareholders of the sale of substantially all of the assets of the Fund, the complete liquidation and dissolution of the Fund and other actions as contemplated by the Plan.

2.     EFFECTIVE DATE.  The effective date of the Plan shall be as soon as practicable following approval of the Plan by shareholders of the Fund on such date as may be designated by officers of the Fund (the “Effective Date”). The period commencing on the Effective Date and continuing until June 30, 2012, or such earlier or later date as the Board, in its sole and absolute discretion may determine, is referred to herein as the “Liquidation Period.”

3.     FIXING OF INTERESTS AND CLOSING OF SHAREHOLDER REGISTER BOOKS. The proportionate interest of shareholders in the assets of the Fund shall be fixed on the basis of their respective holdings at the close of business on the Effective Date. Shareholders of record of the Fund as of the close of business on the Effective Date are sometimes referred to herein as “Effective Date Shareholders.” On the Effective Date, the share transfer books of the Fund shall be closed. Thereafter, unless the share transfer books are reopened because the Plan cannot be carried into effect under the laws of the State of Delaware or otherwise, the Effective Date Shareholders’ respective interests in the Fund’s assets shall not be transferable by the negotiation of share certificates or otherwise, except as approved by the Board. Changes to the Effective Date or to the designation of the Effective Date Shareholders may be made only with approval of the Board.

4.     CESSATION OF BUSINESS. As of the close of business on the Effective Date, the Fund shall cease its business as an investment company and shall not thereafter engage in any business activities except for the purpose of winding up its business and affairs; preserving the value of its assets; paying, discharging or making reasonable provision for the payment of all of the Fund’s liabilities as provided in Section 8 hereof; and distributing the remaining assets to Effective Date Shareholders.

5.     DISPOSITION OF ASSETS. Prior to and after the Effective Date, the Fund’s investment manager (the “Investment Manager”) shall use all commercially reasonable efforts to sell all of the Fund’s portfolio assets for cash and shall hold or reinvest the proceeds thereof in cash and such short-term cash equivalent items as the Fund may lawfully hold or invest in (“Cash Items”). To the extent the Fund cannot dispose of any such asset or assets prior to the expiration of the Liquidation Period, the Fund shall contribute such asset or assets to a Liquidating Trust (as defined in Section 10 hereof)

6.     DISPOSITION OF CLAIMS. Prior to and after the Effective Date, the Investment Manager shall use all commercially reasonable efforts to assert, prosecute, reduce to judgment, settle and collect all claims of the Fund

(the “Claims”). To the extent the Fund cannot resolve any Claim prior to expiration of the Liquidation Period, then not later than the last day of such period the Fund shall contribute all such unresolved Claims to the Liquidating Trust along with such amounts of cash and other assets as the Fund shall determine might reasonably be required to resolve such unresolved claims.

7.     TRANSACTIONS. Within the Liquidation Period, the Fund shall have the authority to engage in such other transactions as may be appropriate to complete its liquidation and dissolution, including without limitation, the authority to mortgage, pledge, sell, lease, exchange or otherwise dispose of all or any part of its assets for cash and/or shares, bonds, or other securities or property upon such terms and conditions as the Fund shall determine, with no further approvals by the shareholders except as required by law.

8.     PROVISION FOR LIABILITIES. Within the Liquidation Period, the Fund shall pay or discharge or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, any disputed claims or contingent liabilities which may then exist against the Fund, as may be determined by the Board and officers of the Fund, and any unascertained liabilities as may be estimated by the Board and officers of the Fund (the “Liabilities”). The foregoing may be accomplished by use of one or more trusts (including a liquidating trust), escrows, reserve funds, plans or other arrangements as determined by the Fund or required by law (collectively, the “Reserve Funds”), and the Board by adoption of this Plan does constitute and appoint any agent or trustee under the arrangements provided by the Fund pursuant to this Section 8 as the agent or trustee for the limited purposes provided in the agreement in which such purposes are set forth. Any amount withheld in Reserve Funds will be deducted pro rata from the net assets distributable to Effective Date Shareholders and held until such liabilities are settled or otherwise determined.

9.     DISTRIBUTIONS TO EFFECTIVE DATE SHAREHOLDERS. Promptly after the Effective Date and from time to time thereafter, the Fund, when and as declared by the Board, shall distribute to Effective Date Shareholders cash or other assets (other than cash or other assets held in the Reserve Funds) and all other properties held by it, by way of pro rata liquidating distributions to such Effective Date Shareholders. Cash and other assets held in the Reserve Funds (including any income earned thereon) or the Liquidating Trust in excess of the amounts required for the payment or discharge of the Fund’s liabilities and obligations shall be distributed to Effective Date Shareholders at the time and under the conditions set forth in the instruments establishing the Reserve Funds and the Liquidating Trust. Upon mailing of the final liquidating distribution, all outstanding shares of the Fund will be deemed cancelled.

10.   LIQUIDATING TRUST. If necessary, the Fund, as promptly as practicable, but in any event within the Liquidation Period, shall (i) create with one or more trustees (“Liquidation Trustees”) selected by the Board, a liquidating trust (the “Liquidating Trust”) pursuant to a liquidating trust agreement (the “Liquidating Trust Agreement”), (ii) grant, assign and convey to the Trustees of the Liquidating Trust all rights of ownership of the Reserve Funds and any other assets not yet distributed to Effective Date Shareholders, subject to all of the Liabilities and (iii) distribute interests in the Liquidating Trust to Effective Date Shareholders (the transactions contemplated by this Section 10, together with any initial distributions to Effective Date Shareholders, shall be referred to as the “Liquidation”).

(a)   No distributions of any of the assets held by the Liquidation Trustees of the Liquidating Trust shall be made by the Liquidation Trustees other than as provided by the express terms and provisions of the Liquidating Trust Agreement, and no assets held by the Liquidation Trustees shall ever revert or be distributed to the Fund or to any shareholder of the Fund, as such, other than a former Effective Date Shareholder entitled thereto as provided in the Liquidating Trust Agreement. Assets held in the Liquidating Trust shall be distributed to the beneficiaries of the Liquidating Trust at the time and under the conditions set forth in the express terms and provisions of the Liquidating Trust Agreement.

(b)  It is intended that the Liquidating Trust will constitute a liquidating trust that is owned by the Fund’s former Effective Date Shareholders for U.S. federal income tax purposes. Accordingly, for U.S. federal income tax purposes, it is intended that the assignment of the assets to the Liquidation Trustees of the Liquidating Trust shall, subject to the terms and provisions of the Liquidating Trust Agreement, constitute a final liquidating distribution by the Fund to its Effective Date Shareholders of their pro rata interests in such assets (net of any known liabilities), followed by such Effective Date Shareholders’ contribution of their pro rata interests in such assets to the Liquidating Trust.

11.   FILINGS. The Fund shall file a notice of liquidation and dissolution and any other documents as are necessary to effect the liquidation and dissolution of the Fund in accordance with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), any applicable securities laws and any rules and regulations of the Securities and Exchange Commission (the “SEC”), any state securities commissions or otherwise, including, without limitation, withdrawing any qualification to conduct business in any state in which the Fund is so qualified and the preparation and filing of any tax returns. As soon as practicable after the Liquidation, the Secretary of the Fund shall lodge among the records of the Fund this Plan evidencing the fact of such liquidation and the termination of the Fund.

12.   DE-REGISTRATION AS AN INVESTMENT COMPANY. As soon as reasonably practicable after the Liquidation, the Fund shall file with the SEC an application for de-registration as an investment company under the 1940 Act, and shall be authorized to file any amendments thereto as the officers of the Fund deem necessary to effect such de-registration.  The Fund shall also make any and all other filings required by the federal or state securities laws, including, without limitation, a final Form N-SAR or any other report or amendment thereto as the officers of the Fund deem necessary.

13.   DISSOLUTION. As soon as reasonably practicable after the SEC has issued an order granting de-registration of the Fund under the 1940 Act and consistent with the provisions of this Plan, the officers of the Fund shall take such action as they deem necessary to effect the dissolution and termination of the Fund under Delaware law.

14.   POWER OF THE BOARD. Implementation of this Plan shall be under the direction of the Board, who shall have full authority to carry out the provisions of this Plan or such other actions as they deem appropriate without further shareholder action.

14. APPRAISAL RIGHTS. Under Delaware law, shareholders will not be entitled to appraisal rights in connection with the Plan.

APPENDIX B

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments

December 31, 2010

	Par Value	Description	Value	Percentage of Net Assets
		CORPORATE BONDS

		COMMUNICATIONS
		Intelsat Corporation,
	$5,000,000	9.25%, due 8/15/14 #	$5,175,000
	5,000,000	9.25%, due 6/15/16	5,387,500
	15,209,828	11.50%, due 2/4/17 (PIK)	16,730,811
		Nortel Networks Ltd., *+
	6,000,000	10.125%, due 7/15/13	5,070,000
	1,000,000	10.75%, due 7/15/16	845,000
		TOTAL COMMUNICATIONS	33,208,311	12.1%

		CONSUMER CYCLICAL
	2,500,000	Accuride Corp., 9.50%, due 8/1/18 ##	2,709,375
	1,000,000	Adelphia Communications Corp., 0.00%, expired maturity Escrow *#-	—
	4,789,000	Cengage Learning Acquisitions, Inc., 10.50%, due 1/15/15 ##	4,944,642
	3,300,000	Lear Corp., 5.75%, due 8/1/14 Escrow *#+	77,550
		TOTAL CONSUMER CYCLICAL	7,731,567	2.8

		ENERGY
	2,500,000	Enron Corp., 6.31%, expired maturity #,##*+	1,000
	5,000,000	Sabine Pass LNG LP, 7.50%, due 11/30/16	4,662,500
		TOTAL ENERGY	4,663,500	1.7

		FINANCIALS
	10,000	Lehman Brothers Holdings, Inc., 6.875%, due 5/2/18 *+	2,450
	2,600,000	Nationstar Mortgage/Nationstar Capital Corp., 10.875%, due 4/1/15 ##	2,541,500
		Realogy Corp.,
	1,791,000	10.50%, due 4/15/14	1,746,225
	567,000	12.375%, due 4/15/15	530,145
	5,358,000	Rouse Co. LP (The), 6.75%, due 11/9/15 *	5,532,135
EUR	1,000,000	Shinsei Bank Ltd., 7.375%, due 9/14/20 **	1,261,112
		Washington Mutual Bank, *+
	$2,500,000	0.00%, expired maturity	912,500
	5,469,000	0.00%, expired maturity	1,996,185
	2,360,000	0.00%, due 2/4/11	861,400
		TOTAL FINANCIALS	15,383,652	5.6

		HEALTH CARE
		HCA, Inc.,
	6,240,000	6.95%, due 5/1/12	6,411,600
	4,000,000	7.875%, due 2/1/11	4,010,000
	3,000,000	8.50%, due 4/15/19 ##	3,285,000
		TOTAL HEALTH CARE	13,706,600	5.0

		INDUSTRIAL
	2,558,000	Basell Finance Co. BV, 8.10%, due 3/15/27 ##	2,756,245
	11,270,113	Lyondell Chemical Worldwide, Inc., 11.00%, due 5/1/18	12,763,403

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2010

Par Value		Description	Value	Percentage of Net Assets
		CORPORATE BONDS (Continued)

		INDUSTRIAL (Continued)
	$4,207,000	Tronox Worldwide LLC/Tronox Finance Corp., 9.50%, due 12/1/12 *#+	$11,464,075
		TOTAL INDUSTRIAL	26,983,723	9.9%

		TELECOMMUNICATION SERVICES
EUR	2,888,664	Hellas Telecommunications Luxembourg III, 8.50%, due 10/15/13 *#+	38,652	—	^

		TOTAL CORPORATE BONDS (COST — $91,696,972)	101,716,005	37.1

		ASSET BACKED BONDS

		FINANCIALS
		Luminent Mortgage Trust,
	$22	2006-4 P, 0.00%, due 5/25/46 *#	—
110,000,000		2006-4 P, 2.38%, due 5/25/46 **#	1,579,434
		TOTAL FINANCIALS	1,579,434	0.6

		TOTAL ASSET BACKED BONDS (COST — $1,410,208)	1,579,434	0.6

		BANK DEBT AND TRADE CLAIMS

		COMMUNICATIONS
		ProSieben Holding Co., *
EUR	5,000,000	2nd Lien Term Loan, USDLIBOR plus 3.75%, due 11/9/15 #	5,586,359
5,000,000		Term Loan, USDLIBOR plus 3.75%, due 11/9/15 #	5,586,359
		TOTAL COMMUNICATIONS	11,172,718	4.1

		CONSUMER CYCLICAL
	$2,501,689	Baby Phat, 1st Lien Term Loan A, USDLIBOR plus 5.75%, due 7/18/11 #+	825,557
14,030,553		Fox & Hound Restaurant Group, 2nd Lien Term Loan B, USDLIBOR plus 13.50%, due 5/12/11 #	7,015,276
5,940,000		Harrah’s Operating Co., Term Loan B4, USDLIBOR plus 7.50%, due 10/31/16	6,251,850
		Lear Corp., *+
1,000,000		Revolver Tranche A, USDLIBOR plus 1.00%, due 3/23/10 Escrow #	7,100
1,000,000		Revolver Tranche B, USDLIBOR plus 1.00%, due 3/23/10 Escrow #	7,100
1,700,000		Term Loan, USDLIBOR plus 1.75%, due 4/25/12 Escrow #	12,070
		Melco PBL Entertainment,
HKD	3,015,175	Term Loan A, HIBOR plus 2.50%, due 9/5/14	370,460
	$1,327,374	Term Loan A, USDLIBOR plus 2.50%, due 9/5/14	1,267,643
5,832,974		Michael’s Stores, Inc., Term Loan B-2, USDLIBOR plus 4.50%, due 7/31/16	5,832,972

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2010

Par Value	Description	Value	Percentage of Net Assets
	BANK DEBT AND TRADE CLAIMS (Continued)

	CONSUMER CYCLICAL (Continued)
$3,000,000	Wm. Bolthouse Farms, Inc., 2nd Term Loan, USDLIBOR plus 7.50%, due 8/11/16	$3,026,250
	TOTAL CONSUMER CYCLICAL	24,616,278	9.0%

	ENERGY
	Enron Corp., *+#
1,616,742	Trade Claim 99092	1,455
383,258	Trade Claim 99093	345
25,000,000	Trade Claim 99191	25,000
	TOTAL ENERGY	26,800	—	^

	FINANCIALS
9,608,940	Blackstone UTP Capital, Term Loan, 7.75%, due 11/6/14 #	9,741,063
4,400,000	Realogy Corp., 2nd Lien Term Loan B, 13.50%, due 9/24/14	4,829,000
	TOTAL FINANCIALS	14,570,063	5.3

	HEALTH CARE
	Warner Chilcott Corp.,
1,485,000	Additional Term Loan, USDLIBOR plus 4.00%, due 4/30/15	1,496,137
3,050,847	Term Loan A-3, USDLIBOR plus 3.75%, due 10/30/14	3,073,729
1,509,777	Term Loan B-1, USDLIBOR plus 4.00%, due 4/30/15	1,521,101
2,514,052	Term Loan B-2, USDLIBOR plus 4.00%, due 4/30/15	2,532,908
	TOTAL HEALTH CARE	8,623,875	3.2

	INDUSTRIAL
2,351,437	Chemtura Prepetition Revolver, PRIME plus 4.60%, due 1/1/20 *+	2,821,724
12,000,000	Tronox, Inc., Term Loan, USDLIBOR plus 5.00%, due 10/15/15	12,060,000
	TOTAL INDUSTRIAL	14,881,724	5.4

	MATERIALS
	Reynolds Group Holdings Ltd.,
2,000,000	Term Loan A, USDLIBOR plus 4.50%, due 8/28/15	2,000,000
3,000,000	Term Loan D, USDLIBOR plus 4.75%, due 5/28/16	3,030,000
	WR Grace & Co., *
2,250,000	Term Loan, due 10/15/15	4,134,375
2,250,000	Term Loan, due 10/15/15	4,134,375
	TOTAL MATERIALS	13,298,750	4.9

	TOTAL BANK DEBT AND TRADE CLAIMS (COST — $91,776,376)	87,190,208	31.9

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2010

Number of Shares	Description	Value	Percentage of Net Assets
	COMMON STOCKS AND WARRANTS

	CONSUMER CYCLICAL
1,001,485	Adelphia Recovery Trust Series ACC-1 INT *#	$15,533
142,022	General Motors Co. *	5,234,931
	TOTAL CONSUMER CYCLICAL	5,250,464	1.9%

	FINANCIALS
424,166	United Insurance Holdings Corp.	1,314,915
60,494	United Insurance Holdings Corp. (Warrants) (1st exercise date 10/4/08; Strike at $6.00) *	1,821
	TOTAL FINANCIALS	1,316,736	0.5

	HEALTH CARE
10,285	Alcon, Inc.	1,680,569
150,000	Genzyme Corp. *	10,680,000
	TOTAL HEALTH CARE	12,360,569	4.5

	INDUSTRIAL
29,844	Delta Air Lines, Inc. *	376,034	0.1

	MATERIALS
336,673	Chemtura Corp. *	5,380,035
10,000	Potash Corp. of Saskatchewan, Inc. @	1,548,300
	TOTAL MATERIALS	6,928,335	2.6

	TECHNOLOGY
13	Shared Technologies, Inc., Escrow, due 11/9/15 *#	—	—	^

	TOTAL COMMON STOCKS AND WARRANTS (COST — $25,637,730)	26,232,138	9.6

	PREFERRED STOCKS

	FINANCIALS
5,061	GMAC, Inc., 7.00%, 12/31/11 ##	4,782,645	1.8

	TOTAL PREFERRED STOCKS (COST — $3,962,955)	4,782,645	1.8

	PRIVATE INVESTMENT

	FINANCIALS
42,336	Arias Holdings, LLC, Class A Shares (acquired on 5/4/07) (restricted) *#	660,865	0.2

	TOTAL PRIVATE INVESTMENT (COST — $7,221,663)	660,865	0.2

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2010

Contracts	Description	Value	Percentage of Net Assets
	OPTIONS PURCHASED *

	Put Options
100	Potash Corp of Saskatchewan, Inc., expiring 1/22/11, Strike Price $165.00	$118,000	—	^
	(COST $210,100)

	TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN (COST — $221,916,004)	222,279,295	81.2

	OPTIONS WRITTEN *

	Call Options
100	Potash Corp of Saskatchewan, Inc., expiring 1/22/11, Strike Price $165.00	(15,000)	—	^
	(PREMIUM RECEIVED $24,400)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN	222,264,295	81.2
	OTHER ASSETS IN EXCESS OF OTHER LIABILITIES	51,468,559	18.8

	NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$273,732,854	100.0%

Notes to Portfolio of Investments:

*	Non-income producing security.
**	Reflects rate at December 31, 2010 on variable rate instruments.
#

Securities are valued at fair value per policies adopted by the Board of Directors. At December 31, 2010, $47,819,793 of securities were fair valued, representing 17.5% of net assets applicable to common shareholders.

##	Security is issued under Rule 144A and may be subject to certain restrictions as to resale. Unless otherwise noted, security is deemed liquid.
+	Issuer in default. At December 31, 2010, securities with a value of $24,969,163 were in default, representing 9.1% of net assets applicable to common shareholders.
^	Less than 0.1%
@	Held in conjunction with open put and call option contracts.

At December 31, 2010, the Federal income tax cost basis of securities was $227,920,854 and, accordingly, net unrealized depreciation for Federal income tax purposes was $5,643,388 of which $19,318,747 related to appreciated securities and $24,962,135 related to depreciated securities.

HIBOR — Hong Kong Interbank Offered Rate (Denominated in Hong Kong Dollar currency)

PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

PRIME — Base rate U.S. banks charge for commercial loans.

USDLIBOR — London Interbank Offered Rate (Denominated in United States Dollar currency)

Currency Type Abbreviations:

EUR — Euro

HKD — Hong Kong Dollar

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (continued)

December 31, 2010

Unfunded Loan Commitment

As of December 31, 2010, the Company had the following unfunded loan commitment of $65,857 which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Cost	Fair Value
Chemtura Prepetition Revolver	$65,857	$—	$13,171

At December 31, 2010 the Company had sufficient cash and/or liquid securities to cover the commitment under this contract.

FORWARD FOREIGN CURRENCY CONTRACTS

York Enhanced Strategies Fund, LLC had the following open forward foreign currency contracts as of December 31, 2010:

	Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	10,495,607	USD	10,132,721	3/16/11	$(524,420)
Danish Krone	7,000,000	USD	1,240,596	3/16/11	(19,263)
Euro	6,492,513	USD	8,612,318	1/3/11	(97,717)
Euro	27,011,437	USD	35,812,123	3/16/11	(416,975)
British Pound	3,681,357	USD	5,811,718	3/16/11	51,421
Hong Kong Dollar	9,061,096	USD	1,167,013	3/16/11	676
Norwegian Krone	8,500,000	USD	1,402,756	3/16/11	(54,130)
Swedish Krone	8,500,000	USD	1,229,105	3/16/11	(31,802)
United States Dollar	1,254,248	DKK	7,000,000	3/16/11	5,611
United States Dollar	32,351,872	EUR	24,603,733	3/16/11	647,892
United States Dollar	5,738,473	GBP	3,681,357	3/16/11	21,824
United States Dollar	1,428,691	NOK	8,500,000	3/16/11	28,195
United States Dollar	1,245,093	SEK	8,500,000	3/16/11	15,814
					$(372,874)

Currency Type Abbreviations:

DKK — Danish Krone

EUR — Euro

GBP — British Pound

NOK — Norwegian Krone

SEK — Swedish Krona

USD — United States Dollar

Cash collateral in the amount of $4,239,246 has been pledged to cover the Company’s open forward contracts.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments — at value (cost $221,916,004)	$222,279,295
Cash at bank	231,396,840
Cash collateral	4,239,246
Foreign cash at bank (cost $8,516,689)	8,710,130
Receivable for investments sold	46,572,332
Interest and dividends receivable	2,310,694
Debt issuance costs, net of accumulated amortization of $3,721,340	2,086,634
Preferred shares offering costs, net of accumulated amortization of $1,743,934	977,717
Unrealized appreciation on forward foreign currency contracts	771,433
Fair value of unfunded loan commitments (cost $0)	13,171
Other assets	2,110,578
Total assets	521,468,070

Liabilities
Series A-1 Preferred Stock, $1,000 liquidation value per share applicable to 108,999 outstanding shares (108,999 shares authorized)	108,999,000
Senior revolving notes payable	77,000,000
Series A-2 Preferred Stock, $1,000 liquidation value per share applicable to 1 outstanding share (1 share authorized)	1,000
Payable for investments purchased	44,469,854
Taxes payable	12,126,731
Management fees payable	2,426,348
Professional fees payable	1,263,811
Unrealized depreciation on forward foreign currency contracts	1,144,307
Dividends payable on term preferred shares	29,142
Interest payable on senior revolving notes	24,009
Options written, at value (premiums received $24,400)	15,000
Commitment fees payable	12,356
Accrued expenses and other payables	223,658
Total liabilities	247,735,216
Net assets applicable to common shareholders	$273,732,854
Net asset value per common share ($273,732,854/331,919 common shares outstanding, unlimited shares authorized)	$824.70

Composition of net assets applicable to common shareholders
Common stock, $0.01 par value	$3,319
Paid-in capital	301,559,044
Accumulated undistributed net investment income	2,571,733
Accumulated undistributed net realized gain (loss)	(31,864,811)
Unrealized appreciation/(depreciation) on:
Investments and unfunded loan commitments	385,862
Forward foreign currency contracts and translations	1,077,707
Net assets applicable to common shareholders	$273,732,854

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Operations

For the Year ended December 31, 2010

Investment income
Interest	$29,071,378
Dividends (net of foreign withholding taxes of $30,361)	284,595
Total income	29,355,973

Expenses
Management fee (Note 3)	4,546,341
Legal fees	1,008,221
Amortization of debt issuance costs (Note 2)	725,353
Audit fees	575,000
Insurance expense	356,145
Amortization of offering costs (preferred shares) (Note 2)	339,873
Commitment fees (senior debt) (Note 1)	268,878
Directors’ fees and expenses (Note 3)	256,796
Administration and transfer agent fees	221,435
Custodian fees	131,182
Other expenses	494,923
Expenses before interest expense, dividend distributions to term preferred shareholders and management fee waiver	8,924,147
Interest expense (Note 1)	589,823
Dividend distributions to term preferred shareholders from net investment income	704,682
Total expenses	10,218,652
Management fee waived (Note 3)	(3,014,362)
Net expenses	7,204,290
Net investment income	22,151,683

Realized and unrealized gain (loss) on investments, unfunded loan commitments, foreign currency transactions and forward foreign currency contracts and translations:
Net realized gain (loss) on:
Investments, including the results of foreign currency exchanges	229,221
Short sale transactions	(551,419)
Foreign currency contracts	3,065,391
Net realized gain	2,743,193
Net change in unrealized appreciation (depreciation) of:
Investments, including the results of foreign currency translation and unfunded loan commitments	26,150,677
Short sales	216,211
Foreign currency contracts and translations	(136,221)
Net change in unrealized appreciation	26,230,667
Net realized and unrealized gain on investments, unfunded loan commitments, foreign currency transactions and forward foreign currency contracts and translations	28,973,860
Net increase in net assets applicable to common shareholders resulting from operations, before income taxes	51,125,543
Income tax provision (Note 4):	(12,126,731)
Net increase in net assets applicable to common shareholders resulting from operations	$38,998,812

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statements of Changes in Net Assets

	Year ended December 31,
	2010	2009
Increase (decrease) in net assets from operations:
Net investment income	$22,151,683	$19,200,325
Net realized gain (loss)	2,743,193	(17,474,157)
Net change in unrealized appreciation	26,230,667	104,236,525
Income tax provision	(12,126,731)	—
Net increase in net assets applicable to common shareholders resulting from operations	38,998,812	105,962,693

Distributions to common shareholders from:
Net investment income	—	(591,679)
Return of capital	—	(10,679,162)
Total distributions	—	(11,270,841)

Net increase in net assets applicable to common shareholders	38,998,812	94,691,852

Net assets applicable to common shareholders — Beginning of year	234,734,042	140,042,190

Net assets applicable to common shareholders — End of year (including accumulated undistributed net investment income and distributions in excess of net investment income of $2,571,733 and ($7,453,219), respectively)	$273,732,854	$234,734,042

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Cash Flows
For the Year ended December 31, 2010

Cash flows from operating activities:
Net increase in net assets applicable to common shareholders from operations	$38,998,812
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales and maturities of long-term investments	877,405,306
Proceeds from securities sold short	(2,749,113)
Purchases of long-term investments	(727,842,127)
Net change in unrealized appreciation of investments and short sales	(26,366,888)
Net realized loss on investments and short sales	322,198
Decrease in unrealized appreciation on forward foreign currency contracts and translations	136,221
Accretion/amortization of discounts and premiums, net	1,705,262
Decrease in cash due from broker	3,205,260
Amortization of debt issuance costs	725,353
Amortization of offering costs (preferred shares)	339,873
Decrease in interest and dividends receivable	1,831,084
Increase in other assets	(1,902,663)
Increase in corporate taxes payable	12,126,731
Increase in management fee payable	546,341
Increase in dividends payable on term preferred shares	2,322
Decrease in commitment fees payable	(6,844)
Decrease in interest payable on notes	(7,365)
Increase in professional fees payables	763,952
Decrease in undrawn loan commitments payable	(26,624)
Increase in accrued expenses and other payables	103,259
Net cash provided by operating activities	179,310,350

Cash flows from financing activities:
Distributions to common shareholders	(2,568,721)
Net cash used in financing activities	(2,568,721)
Net increase in cash (1)	176,741,629
Cash at beginning of year	67,604,587
Cash at end of year	$244,346,216

Supplemental disclosure of cash flow information:
Interest paid on notes during the year	$594,411
Dividends paid to term preferred shareholders during the year	$702,360

(1)  Includes net change in unrealized appreciation on foreign currency of $193,441.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Financial Highlights

	Year ended December 31,
	2010	2009	2008	2007	2006
Selected data for a common share outstanding throughout the year.
Net asset value, beginning of year	$707.20	$421.92	$877.36	$989.42	$926.57

Increase (decrease) in net assets from operations:
Net investment income*	66.74	57.85	108.84	57.45	19.73 (3)
Net realized and unrealized gain (loss) on investments*	50.76	261.39	(459.74)	(1.81)	107.57
Net increase (decrease) in net assets applicable to common shareholders from operations	117.50	319.24	(350.90)	55.64	127.30

Distributions to common shareholders from:
Net investment income	—	(1.78)	(95.59)	(86.93)	(38.62)
Net realized gains	—	—	(8.95)	(80.77)	(25.83)
Return of capital	—	(32.18)	—	—	—
Total distributions	—	(33.96)	(104.54)	(167.70)	(64.45)
Net asset value, end of year	$824.70	$707.20	$421.92	$877.36	$989.42
Total return per common share	16.61%	76.16%	(42.00)%	5.39%	13.74%

Percentages and supplemental data:
Net assets, end of year (000’s)	$273,733	$234,734	$140,042	$291,213	$328,408
Ratios to average net assets applicable to common shareholders (Note 1):
Expenses before management fee waiver (excluding interest expense and preferred share distributions)	3.46%	3.73%	-2.22%	4.19%	7.19%
Expenses before management fee waiver (including interest expense and preferred share distributions)	3.96%	4.75%	1.37%	9.24%	9.85%
Expenses before management fee waiver (including interest expense and preferred share distributions, but excluding dividend expense on special share)	3.96%	4.75%	6.89%	7.74%	6.00%
Expenses after management fee waiver (excluding interest expense and preferred share distributions)	2.29%	3.73%	-2.22%	4.19%	7.19%
Expenses after management fee waiver (including interest expense and preferred share distributions)	2.80%	4.75%	1.37%	9.24%	9.85%
Expenses after management fee waiver (including Interest expense and preferred share distributions, but excluding dividend expense on special share)	2.80%	4.75%	6.89%	7.74%	6.00%
Net investment income before management fee waiver (excluding interest expense and preferred share distributions)	7.93%	11.20%	17.98%	11.21%	4.10%
Net investment income after management fee waiver (including interest expense and preferred share distributions)	8.59%	10.18%	14.39%	6.15%	1.44%
Net investment income after management fee waiver (including interest expense and preferred share distributions, but excluding dividend expense on special share)	8.59%	10.18%	8.87%	7.65%	5.29%
Asset coverage per preferred share (1)	$4,218	$3,860	$2,899	$5,158	$6,999
Liquidation and market value per preferred share	$1,000	$1,000	$1,000	$1,000	$1,000
Asset coverage per $1,000 of senior revolving note (2)	$5,971	$5,464	$4,717	$3,470	$3,532
Liquidation value of preferred shares outstanding (000’s)	$109,000	$109,000	$109,000	$109,000	$81,750
Aggregate principal amount of senior revolving notes outstanding (000’s)	$77,000	$77,000	$67,000	$162,000	$162,000
Portfolio turnover rate	186%	202%	110%	155%	159%

*	Per share amounts are based upon the average number of common shares outstanding.
(1)

Asset coverage per preferred share equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by the total number of preferred shares outstanding at the end of the year.

(2)

Asset coverage per $1,000 of senior revolving note equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by principal amount at the end of the year times $1,000.

(3)	The 2006 dividend distributions to term preferred shareholders from net investment income and capital gains has been reclassified into investment income to conform with the 2007 presentation.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements
December 31, 2010

1. Organization, Investment Objective and Capitalization Structure:

York Enhanced Strategies Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a non-diversified closed-end management investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). The Company received its initial funding on November 17, 2005 (the “Closing Date”) in connection with a private offering of its shares to qualified investors and commenced operations immediately thereafter. The term of the Company is ten years, unless extended for up to two separate one-year periods, at the option of the common shareholders.

The Company was formed with a focus primarily on credit-oriented investments in both the United States and Europe, while also selectively targeting equity opportunities. The Company’s objective is to realize compelling risk-adjusted returns that are uncorrelated to price changes in the public markets. The Company invests in less liquid investments, such as mezzanine financing, bank loans, equity securities, rescue financing and bridge financing transactions.

The Company is authorized to issue common shares (“Common Shares”) in the amount of $325,000,000 (the “Common Commitments”), Series A-1 floating rate term preferred shares (the “Term Preferred Shares”) in the amount of $108,999,000 (the “Preferred Commitments”), one Series A-2 preferred share (the “Special Share”) in the amount of $1,000, and debt (the “Notes”) in the amount of $216,000,000 (the “Debt Commitments”) (together, $650,000,000 of “Capital Commitments”). The Company has the ability to draw the Debt Commitments at various times. At December 31, 2010, $324,943,700 of the Common Commitments, $108,999,000 of the Term Preferred Commitments, the $1,000 Special Share, as well as $77,000,000 of the Debt Commitments had been drawn.

York Enhanced Strategies Feeder Fund, a Delaware statutory trust, and York Enhanced Strategies Feeder Fund (Cayman) Ltd., a Cayman Islands exempted company (together, the “Feeder Funds”), have been established as entities whose sole investment is in Common Shares of the Company and at December 31, 2010 owned 47.4% and 22.2%, respectively, of the Company’s issued and outstanding Common Shares. Shares of these Feeder Funds were offered and sold to investors both inside and outside the United States.

Term Preferred Shares

The Term Preferred Shares have a liquidation preference of $1,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not declared). Such shares rank on parity with the Special Share as to the payment of dividends and distributions of assets upon liquidation, rank junior to any borrowings and other debts and expenses of the Company, including the Notes, and rank senior to the Common Shares as to distributions of assets and payment of dividends. Holders of the Term Preferred Shares and the Special Share, voting separately as a class, are entitled to elect two of the Company’s Directors. On all other matters, holders of the Term Preferred Shares, Special Share and Common Shares vote together as a single class, with one vote for each share. At December 31, 2010, 108,999 Term Preferred Shares were outstanding.

The Term Preferred Shares have a dividend rate equal to LIBOR plus 0.30%, reset at the beginning of each quarterly rate period, plus an additional amount, if applicable, which approximates the U.S. withholding tax payable by any holder of the Term Preferred Shares with respect to such dividend. For the year ended December 31, 2010, the average dividend rate was 0.64%.

The Term Preferred Shares are subject to mandatory redemption on November 15, 2013, which is extendable for up to two one-year periods with the approval of both the holders of at least 75% of the shares then outstanding and the credit enhancer (as defined below), at a redemption price of $1,000 per share plus accumulated but unpaid dividends thereon. Additionally, under certain conditions, the Company may be required to either redeem certain of the Term Preferred Shares or repay indebtedness, at the Company’s option. Such conditions include failure by the Company to maintain adequate collateral as required by the terms of the Notes or by the Statement of Preferences of the Term Preferred Shares, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. The Term Preferred Shares are redeemable at the option of the Company, subject to certain provisions, at any time after the five-year anniversary of their initial issuance provided no less than 10% of the Term Preferred Shares remain outstanding.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

Commitment fees of 0.10% per annum are accrued on the unissued Term Preferred Shares with respect to the Preferred Commitments and amounted to $0 for the year ended December 31, 2010, since the Term Preferred Shares have been fully drawn.

Payment of dividends, the above commitment fees, and the redemption price on the final mandatory redemption date are guaranteed under a preferred shares insurance policy obtained from an insurance company (the “credit enhancer”), the premiums of which are 0.30% per annum on the redemption value of issued Term Preferred Shares and 0.10% per annum on the Preferred Commitments for unissued Term Preferred Shares. These premiums are included in insurance expenses in the Statement of Operations. In the event the Company fails to make dividend payments on the Term Preferred Shares, the credit enhancer has certain rights, which if asserted, may have a detrimental effect on the Company and its common shareholders, including but not limited to the right to appoint additional directors such that their appointees comprise a majority of the Board of Directors.

Special Share

The Special Share is redeemable at the option of the Company, in whole or in part, at any time after the termination for any or no reason pursuant to the Investment Management Agreement in an amount equal to $1,000 plus accumulated and unpaid dividends. The Special Share is entitled to dividends as described in Note 3. During the year ended December 31, 2010, the Special Share was not entitled to a dividend. At December 31, 2010, 1 Special Share was outstanding.

Notes

The Company has entered into a senior revolving note purchase agreement with certain holders, which provides for the issuance of Notes in the amount of the Debt Commitments. Amounts drawn under the Notes may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the drawdown criteria. The Notes mature November 15, 2013, subject to extension at the option of the holders of 100% of the outstanding principal amount of the Notes for two 12-month periods. At December 31, 2010, $77,000,000 aggregate principal amount of the Notes was outstanding. During the year ended December 31, 2010, the Company paid down $25,000,000 of the Notes, but also drew $25,000,000.

The outstanding principal amount of the Notes bears interest at a rate per annum of LIBOR plus 0.40%, payable quarterly in arrears. For the year ended December 31, 2010, the average interest rate was 0.74%. At December 31, 2010, the interest rate on the Notes was 0.70%. A commitment fee accrues on the undrawn amount of the Debt Commitments at a rate per annum of 0.20%, payable quarterly. For the year ended December 31, 2010, the Company expensed $268,878 in commitment fees on the Debt Commitments of which $12,356 was payable at December 31, 2010.

The agreements related to the Notes and Term Preferred Shares have covenants, which if not maintained, may cause a default and/or give these holders or other parties various rights, including acceleration of the outstanding obligations under the Notes, and on or after November 17, 2010, forced exercise of the optional repurchase provisions of the Term Preferred Shares under the Insurance Agreement and if these rights are asserted, they can have a detrimental effect on the Company and its common shareholders. As of December 31, 2010, certain required reporting and procedural requirements pursuant to such covenants were in default. The Company has taken actions to address such defaults or events of default, and while there can be no assurances that such actions will be accepted to be in good form by the trustee/noteholders or other relevant parties, the Company believes that such actions makes the likelihood of a successful acceleration of the Notes or forced exercise of the optional repurchase provisions of the Term Preferred Shares by these holders or such other parties remote.

Subject to the terms of a pledge and inter-creditor agreement, the Company has pledged substantially all the Company’s assets as collateral for its obligations due under the Notes and the credit enhancement for the Term Preferred Shares.

Administrative Expense Limit

The Company, pursuant to the Indenture governing the Notes, is subject to an administrative expense limit of 2% of the investment portfolio including cash of the Company. For the year ended December 31, 2010, the Company did not exceed this limit.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Net Asset Value Calculation — The net asset value (“NAV”) per Common Share of the Company is calculated as of the last business day of each calendar quarter and on such other dates as determined by York Enhanced Strategies Management, LLC, a New York limited liability company (“York” or “the Investment Manager”) or the Board of Directors.

Cash — Cash in the Statement of Cash Flows comprises cash on hand including cash collateral. Cash collateral in the amount of $4,239,246 has been pledged to cover the Company’s open forward contracts.

Security Valuation — Investments in securities traded on a nationally recognized securities exchange or over-the-counter market will generally be valued at the closing price on such exchange or market. Securities not traded on a nationally recognized securities exchange or over-the-counter market are recorded at their fair value as determined in good faith by the Investment Manager, in consultation with the valuation committee, pursuant to valuation procedures approved by the Board of Directors. Such procedures consider prices obtained from one or more brokerage firms or financial institutions making markets in these instruments. The market for such investments may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Also, there may be only a single or limited number of market makers for certain of the Company’s investments. Accordingly, the market for such investments may be thinly traded and prices quoted may be more volatile than would be the case with more established markets.

In the event the Company acquires securities or other financial instruments for which recent brokerage or similar quotations are not available, such securities will be valued at their fair value as determined in good faith by York. Because of the inherent uncertainty of valuation, estimated fair values do not necessarily represent amounts that might be ultimately realized, since such amounts depend on future circumstances, and the differences could be material.

The unrealized gain or loss on open forward currency contracts is calculated as the difference between the contracted rate and the rate to close out the contract. Open forward currency contracts are valued based upon forward rates available from reputable established sources.

Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which with accrued interest, approximates fair value.

Foreign Currency Translations — Assets and liabilities denominated in foreign currencies are reflected on the Statement of Assets and Liabilities at their U.S. dollar spot values as of the financial statement date. Gains and losses attributed to changes in the value of foreign currencies for specific investments are reflected on the Statement of Operations as a component of realized and unrealized gain/loss on investment.

Security Transactions — Security transactions are accounted for on trade date for financial reporting purposes (the date on which the order to buy or sell is executed). Realized gains and losses on sales of securities are determined based on the identified cost of securities sold, generally using the highest cost method.

Bank Debt and Other Direct Debt Instruments — The Company may invest in loans and debt or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the Company to supply additional cash to the borrower on demand. Bank debt involves a risk of insolvency of the lending bank or other financial intermediary.

Investment Income and Expenses — Interest income is recognized on an accrual basis, increased by the accretion of discount and decreased by the amortization of premium using the effective yield method. Dividend income is recognized on the ex-dividend date, net of applicable withholding taxes. Interest expense is recognized on an accrual basis. Dividend expense on securities sold short is recognized on the ex-dividend date.

Offering and Placement Costs — Costs incurred by the Company in connection with the offering of the Common Shares, including those issued to the Feeder Funds, were recorded as a reduction of paid-in capital applicable to common shares. Costs incurred in connection with the offering of the Term Preferred Shares have been recorded as

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

preferred shares offering costs, an asset on the Statement of Assets and Liabilities. Such costs are amortized on a straight-line basis from the Closing Date to their mandatory redemption date. The effect of using the straight-line method rather than the interest method is not expected to materially affect the Company’s operating results.

Debt Issuance Costs — Costs incurred in connection with placing the Company’s Notes have been recorded as debt issuance costs and are amortized on a straight-line basis from the Closing Date to the expected maturity date of the Notes. The effect of using the straight-line method rather than the interest method is not expected to materially affect the Company’s operating results.

Federal Income Taxes — The Company for the period since inception until December 31, 2009 had elected to be treated as a regulated investment company (“RIC”) for U.S. Federal income tax purposes. During this period the Company met the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for Federal income tax had been made. However, the Company could have been restricted from making distributions necessary to qualify as a RIC during this period due to certain asset coverage ratio requirements under the 1940 Act and financial covenants under the terms of the Term Preferred Shares and Notes.

For the taxable year ended December 31, 2010, the Company did not qualify for U.S. Federal tax purposes as a regulated investment company (“RIC”) that is accorded special tax treatment under the Internal Revenue Code due to an investment that generated non- qualifying income in excess of 10% of the Company’s total gross income. The non-qualifying income is derived from a corporate restructuring relating to such investment.

For the year ended December 31, 2010, the Company is treated as a regular C corporation for U.S. federal income tax purposes and, as such, will be obligated to pay applicable federal, state and local corporate taxes on its net taxable income. Net taxable income is generally, the sum of its net investment income and capital gain (i.e., the excess of all capital gains over all capital losses including any applicable capital loss carryforward). The Fund’s tax expense and accrual is included in the Statement of Operations and Statement of Assets and Liabilities. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

At December 31, 2010, the Federal income tax cost basis of securities was $227,920,854 and, accordingly, net unrealized depreciation for Federal income tax purposes was $5,643,388 of which $19,318,747 related to appreciated securities and $24,962,135 related to depreciated securities. The difference between book cost basis and tax cost basis of securities is attributable primarily to certain tax adjustments including but not limited to the wash sale adjustments, mark-to-market of foreign currency forwards, etc.

Dividends and Distributions to Common and Preferred Shareholders — Dividends and distributions, if any, are recorded on the ex-dividend date.

Due to its status as a regular C corporation for U.S. federal income tax purposes, the Company made no distributions to its shareholders for the year ended December 31, 2010.

For the year ended December 31, 2009, the Company made distributions in accordance with the provisions of Subchapter M applicable to a RIC for federal income tax purposes.

The amount and character of income and capital gains distributions to be paid by the Company are determined in accordance with Federal income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles. These book/tax differences are considered either temporary or permanent in nature. Timing differences are primarily due to the timing of the deductibility of certain expenses such as organizational costs, debt issuance costs, as well as wash sales, forward foreign currency contracts, straddles, Post-October losses, partnership adjustments, amortization of senior debt commitment fees and original issue discount. Permanent differences are primarily due to differing treatments of paydown gain (loss), foreign currency gain (loss), preferred stock offering costs, partnership adjustments and adjustments to prior period ending accumulated balances.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets and the Statement of Operations due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid to common shareholders and holders of Term Preferred Shares during 2010 from ordinary income and long-term capital gain were as follows:

	Common Shares	Term Preferred Shares
Ordinary income	$—	$704,682
Long-term capital gains	—	—

The tax character of distributions paid to common shareholders and holders of Term Preferred Shares during 2009 from ordinary income and long-term capital gain were as follows:

	Common Shares	Term Preferred Shares
Ordinary income	$591,679	$1,316,370
Return of Capital	10,679,162	—

Indemnifications — Under the Company’s organizational documents, its officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts with service providers that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Management Fees and Other Transactions with Affiliates:

Management Fee — York is the investment manager to the Company. Pursuant to the Investment Management Agreement, the Company pays York as partial compensation for all services rendered a fee (“Management Fee”) at a rate currently equal to 1.00% per annum of the Management Fee Capital as of each calendar quarter end. Since 2007, Management Fee Capital is the quarter-end value of the Company’s assets less investment related payables. York elected to waive $3,014,362 of the Management Fee for 2010.

Additionally, as holder of the Special Share, York is entitled to contingent dividends (the “Carried Interest”) equal to the greater of 1) $40 per year and 2) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the Common Shares (excluding any distribution relating to the original capital payment made for the Common Shares) exceed a 2% quarterly weighted average return on undistributed net assets attributable to the Common Shares until York has received from the Company an amount equal to 20% of the aggregate cumulative distributions of net income and gain to the holders of the Common Shares. This 2% quarterly weighted average return on undistributed capital is cumulative (but not compounded) up to an aggregate of 8% per year. Thereafter, the Special Share is entitled to 20% of the additional distributions and distributable dividends and gains, so long as the cumulative dividends to the Common Shares are at least 80% of the total cumulative dividends.

Even if the thresholds that would entitle a payment of the Carried Interest to York are not met, the Company accrues for the Carried Interest on its cumulative net investment income and cumulative net gain on investments, including unrealized gains on investments, distributable to the holders of the Common Shares. As of December 31, 2010, the Company accrued $0 as accrued dividend payable on special share. As of December 31, 2010, York was not entitled to a Carried Interest payment. York has elected to waive all future Carried Interest payments.

Directors’ Fees — Certain officers and a Director of the Company are also officers of York or its affiliates. The Company does not pay any compensation directly to its officers or Directors who are directors, officers or employees of York or its affiliates.

Affiliated Shareholders — Included in net assets applicable to common shareholders is approximately $21,056,000 attributable to affiliates of York.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

4. Income Tax Provision:

For the year ended December 31, 2010, the Company is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and state and local income tax on its taxable income. In all prior years, the Company qualified as a “Regulated Investment Company” (“RIC”) under subchapter M of the Internal Revenue of 1986, as amended. The Company’s income tax expense is included in the Statement of Operations. The current U.S. federal maximum graduated income tax rate for corporations is 35%.

The Company’s provision for income taxes consists of the following:

Current federal income tax expense	$7,766,095
Current state and local income tax expense	4,360,636
Total	$12,126,731

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. As of December 31, 2010 the Company had a capital loss carryforward for federal and state income tax purposes of $31,229,250. The Company’s 2010 income tax provision includes a full valuation allowance against the deferred tax assets, because the capital loss carryforward is not expected to be utilized in the future. Components of the Company’s deferred tax assets and liabilities as of December 31, 2010 are as follows:

Unrealized depreciation of investments	$2,577,672
Capital loss carryforward	14,264,262
Total deferred tax assets	16,841,934
Less: valuation allowance	(16,841,934)
Net deferred tax assets	$—

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate	35.0%
State and local income taxes, net	5.5
Utilization of deferred tax assets	(16.8)
Total	23.7%

The Company is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of December 31, 2010, management has evaluated the application of these standards to the Company and has determined that no provision for income tax is required in the Company’s financial statements for uncertain tax positions.

5. Fair Value Measurement:

The Company applies the provisions of Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments and liabilities at fair value.

Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

Investments measured and reported at fair value are classified and disclosed in one of the following categories.

Level I — Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments which would generally be included in Level I include listed equities and other listed securities. As required by ASC 820, the Company does not adjust the quoted price for these investments.

Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Investments which are generally included in this category include less readily marketable and restricted equity securities, forward currency contracts, corporate bonds, bank loans and trade claims.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable-market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation process.

Level III investments are fair valued with a variety of inputs such as broker and counterparty quotes, pricing services, independent third-party valuation firms and valuation models. The valuation models are built with different approaches (yield analysis, enterprise value, etc) depending on the particular company and industry. The types of investments which would generally be included in this category include equity and/or debt securities issued by private entities, certain corporate bonds, bank loans and trade claims.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Company’s investments in accordance with the above ASC 820 fair value hierarchy levels as of December 31, 2010:

	Level I	Level II	Level III	Total
Investments in Securities — Assets
Corporate Bonds	$—	$84,959,728	$16,756,277	$101,716,005
Asset Backed Bonds	—	—	1,579,434	1,579,434
Bank Debt and Trade Claims	—	58,382,524	28,807,684	87,190,208
Common Stocks and Warrants	26,214,784	1,821	15,533	26,232,138
Preferred Stocks	—	4,782,645	—	4,782,645
Private Investment	—	—	660,865	660,865
Options Purchased	118,000	—	—	118,000
	$26,332,784	$148,126,718	$47,819,793	$222,279,295
Other Financial Instruments* — Assets
Foreign Forward Currency Contracts	$—	$771,433	$—	$771,433
Unfunded Loan Commitment	—	13,171	—	13,171
Investments in Securities — Liabilities
Options Written	$(15,000)	$—	$—	$(15,000)
Other Financial Instruments* — Liabilities
Foreign Forward Currency Contracts	—	(1,144,307)	—	(1,144,307)
Total	$26,317,784	$147,767,015	$47,819,793	$221,904,592

During the year ended December 31, 2010, there were no transfers between Level I and Level II investments.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

The following is a reconciliation of assets and liabilities in which significant unobservable inputs (Level III) were used in determining fair value.

	Corporate Bonds	Asset Backed Bonds	Bank Debt and Trade Claims	Common Stocks and Warrants	Preferred Stocks	Private Investment	Other Financial Instruments (OFI)*
Balance as of 12/31/09	$193,245,607	$4,542,498	$163,022,982	$—	$4,868,630	$5,920,462	$(13,453)
Realized gain (loss), net	(37,113,916)	(1,619,229)	2,687,114	—	(2,068,568)	(17,017,681)	—	**
Change in unrealized appreciation (depreciation), net***	(1,498,765)	1,772,436	1,540,996	(16,515)	(150,000)	19,063,176	13,453
Accretion (amortization) of discounts/premiums, net	(701,895)	(104,232)	(697,143)	—	—	—	—
Purchases	88,042,178	18,871,699	24,229,564	—	—	11,243,293	—
Sales	(198,274,989)	(21,883,738)	(136,755,723)	—	(11,432)	(18,548,385)	—
Transfers into Level III	—	—	—	32,048	—	—	—
Transfers out of Level III	(26,941,943)	—	(25,220,106)	—	(2,638,630)	—	—
Balance as of 12/31/2010	$16,756,277	$1,579,434	$28,807,684	$15,533	$—	$660,865	$—

*

Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as forwards, which are valued at the unrealized appreciation/depreciation on the instrument and unfunded loan commitment.

**	The realized loss incurred during the period for other financial instruments was $589,761.
***	Of which, $(4,732,746) is included in Net Assets relating to securities held at the reporting period end.

It is the Company’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

6. Investment Transactions:

During the year ended December 31, 2010, the Company made purchases and sales totaling $684,285,758 and $891,348,525, respectively, of investment securities excluding U.S. Government securities and short-term investments.

The written options activity for the year ended December 31, 2010 were as follows:

	# of Contracts	Premiums
Balance as of December 31, 2009	—	$—
Options written	100	24,400
Options terminated in closing purchase transactions	—	—
Options expired	—	—
Balance as of December 31, 2010	100	$24,400

7. Derivatives:

ASC 815-10, Derivatives and Hedging, requires enhanced disclosures about an entity’s derivative and hedging activities and thereby improves the transparency of financial reporting. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. ASC 815-10 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company applies the provisions of

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

ASC 815-10. As ASC 815-10 only affects financial statement disclosure, the impact of adoption is limited to financial statement disclosure.

In the normal course of business, the Company enters into derivative contracts for trading purposes. Derivatives are either exchange-traded or over-the-counter (“OTC”) contracts. Exchange traded derivatives are standard contracts traded on a regulated exchange. OTC contracts are private contracts negotiated with counterparties. The Company’s derivatives primarily include forward foreign currency contracts. Typically, these derivative contracts serve as components of the Company’s investment strategies and are utilized primarily as economic hedges, consisting primarily of foreign exchange risk exposure.

The following table lists the net realized gain/(loss) and net change in unrealized gain/(loss) on derivatives by contract type, as included in the statement of operations for the year ended December 31, 2010.

Fair values of derivative instruments not accounted for as hedging instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$771,433	Unrealized depreciation on forward foreign currency contracts	$1,144,307
Equity contracts	Investments, at fair value	118,000	Options written, at value	15,000
Total		$889,433	Options written	$1,159,307

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain (Loss) on Derivatives Not Accounted for as Hedging Instruments Recognized in Income

Derivatives, carried at fair value		Forward Contracts
Foreign exchange contracts	Foreign currency transactions	$4,433,505

Change in Unrealized Appreciation (Depreciation) on Derivatives Not Accounted for as Hedging Instruments Recognized in Income

Derivatives, carried at fair value
Foreign exchange contracts	Forward foreign currency contracts and translations	$(1,541,841)
Equity contracts	Investments, including the results of foreign currency exchanges and unfunded loan commitments	(82,700)
Total		$(1,624,541)

For the year ended December 31, 2010, the Company’s average volume of derivative activities are as follows:

Forward Currency Contracts — Purchased (Value at Settlement Date Payable)	Forward Currency Contracts — Sold (Value at Settlement Date Receivable)
$12,413,207	$48,779,673

Purchased Options (Cost)	Written Options (Premium Received)
$84,040	$9,760

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

8. Investment Risks:

The Company’s investment activities expose it to various types of risk, both on and off balance sheet, which are associated with the financial instruments and markets in which it invests. These financial instruments expose the Company to varying degrees to elements of credit, market, interest rate, currency, liquidity and short sale risk. The Investment Manager actively monitors and seeks to manage these risks by employing various strategies. In addition, it is the policy of the Company to transact the majority of its securities and contractual commitment activity with broker-dealers, banks and regulated exchanges that the Investment Manager considers to be well established.

Credit risk — Credit risk represents the potential loss that the Company would incur if the counterparties failed to perform pursuant to the terms of their obligations to the Company. The Company minimizes its exposure to credit risk by conducting transactions with established and reputable brokers and financial institutions.

The clearing and depository operations for the Company’s securities transactions as well as execution of forward currency contracts are provided by The Bank of New York Mellon and Goldman Sachs Group, Inc. The Company is subject to credit risk should The Bank of New York Mellon or Goldman Sachs Group, Inc. be unable to fulfill their obligations.

The Company invests in defaulted securities as well as lower rated and comparable quality unrated high yield securities. Investments in defaulted and other high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher quality rated securities. The risk of loss may be significantly greater for holders of defaulted and high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Investment in debt exposes the Company to the risk that an issuer will default on the payment of interest, principal or both. The extent of the Company’s exposure to credit risk in respect of these financial assets approximates their carrying value as recorded in the Company’s Statement of Assets and Liabilities.

Interest rate risk — The Company is exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows.

Currency risk — The Company invests in assets or has liabilities denominated in currencies other than its reporting currency, the United States Dollar. Consequently, the Company is exposed to risks that the exchange rate of the United States Dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Company’s assets or liabilities which are denominated in currencies other than the United States Dollar. The Company enters into forward foreign currency contracts to minimize this currency risk.

Liquidity risk — Securities in which the Investment Manager is authorized to invest include securities for which there is a relatively inactive trading market. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange or for which there is an active over-the-counter market. The market for such securities may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Such illiquidity may adversely affect the timing or value on liquidation of portfolio assets.

Short sale risk — The Company may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. Due to the nature of a short sale, the potential for loss is unlimited. The initial amount of a short sale is recorded as a liability which is marked to fair value daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. The Company will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position). The Company is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Company. The Company designates collateral consisting of liquid assets sufficient to collateralize the fair value of short positions.

9. Subsequent Events:

On February 4, 2011, the Company elected to redeem the outstanding drawn amounts of Term Preferred Shares, Special Share and Notes. Upon redemption all of the related agreements were terminated and therefore the Company cannot make any additional borrowings. All associated offering/issuance costs related to the Term Preferred Shares and Notes will be expensed in February 2011. As a result the Company intends to submit a

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2010

proxy to shareholders regarding a plan to liquidate the Company. Details of the plan will be included in the shareholder proxy.

We have evaluated for subsequent events through the issuance date of the financial statements. Except as disclosed in this note, no events were discovered that required disclosure or adjustment to the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of York Enhanced Strategies Fund, LLC

We have audited the accompanying statement of assets and liabilities of York Enhanced Strategies Fund, LLC (the “Fund”), including the portfolio of investments, as of December 31, 2010, and the related statements of operations, cash flows, changes in net assets and financial highlights for the year then ended . These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2009 and the financial highlights for the four years in the period ended December 31, 2009 were audited by other auditors, whose report dated September 14, 2010, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of York Enhanced Strategies Fund, LLC as of December 31, 2010, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, NY
March 03, 2011

Form of Proxy

YORK ENHANCED STRATEGIES FUND, LLC

PROXY SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR
SPECIAL MEETING OF SHAREHOLDERS ON [•][•], 2011

The undersigned hereby appoints [•], jointly and severally, as proxies, with full power to appoint one or more substitutes, and hereby authorizes them to represent and to vote, as designated below, all of the shares of beneficial interest in York Enhanced Strategies Fund, LLC (the “Fund”) held of record by the undersigned at the close of business on [•][•], 2011 at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held at the offices of York Capital Management at 767 Fifth Avenue, 17th Floor, New York, NY 10153 at [•] on [•], 2011 at [•] a.m., Eastern time, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated [•][•], 2011.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL.

1.

To approve the liquidation and dissolution of York Enhanced Strategies Fund, LLC pursuant to a Plan of Liquidation and Dissolution, which will include the sale or other disposition of the Fund’s investments and distribution of net proceeds to its shareholders.

Place an “X” in one box.

FOR ☐	AGAINST ☐	ABSTAIN ☐

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the liquidation and dissolution of York Enhanced Strategies Fund, LLC pursuant to a Plan of Liquidation and Dissolution. If any other matters properly come before the Special Meeting, the persons named in this proxy will vote in their discretion.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE, OR BY FACSIMILE TO THE ATTENTION OF VINAY MENDIRATTA AT THE FOLLOWING NUMBER:  646-607-8461.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN THIS BOX)	Date	Signature (Joint Owners)	Date